[MERRILL LYNCH LOGO OMITTED]   [JPMORGAN LOGO OMITTED]    [KEYBANK LOGO OMITTED]

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          $771,123,000 (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE TRUST 2004-KEY2
                                    Issuer

        Commercial Mortgage Pass-Through Certificates, Series 2004-KEY2
     Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D
                                  and Class E

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                              JPMORGAN CHASE BANK
                         KEYBANK NATIONAL ASSOCIATION
                             Mortgage Loan Sellers

                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                     Master Servicer and Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION

                                    Trustee

                              ABN AMRO BANK N.V.
                                 Fiscal Agent

                               SEPTEMBER 7, 2004

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES OR OTHERWISE, WILL BE
SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS
AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This
material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                                                   JPMORGAN

KEYBANC CAPITAL MARKETS                               DEUTSCHE BANK SECURITIES

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                                                    APPROX.
                                  INITIAL           APPROX.       PERCENTAGE
        EXPECTED RATINGS        CERTIFICATE      TOTAL INITIAL    OF INITIAL       WEIGHTED       PRINCIPAL     ASSUMED FINAL
        -----------------  PRINCIPAL BALANCE OR      CREDIT        MORTGAGE        AVERAGE          WINDOW      DISTRIBUTION   RATE
 CLASS   FITCH   MOODY'S    NOTIONAL AMOUNT (1)     SUPPORT      POOL BALANCE  LIFE (YEARS)(2)  (MON./YR.)(2)      DATE(2)     TYPE
====================================================================================================================================

  A-1     AAA      Aaa         $ 59,000,000         14.000%          5.238%          2.506        10/04-05/09       5/12/09     (3)
------------------------------------------------------------------------------------------------------------------------------------
  A-2     AAA      Aaa         $193,737,000         14.000%         17.198%          5.292        05/09-09/10       9/12/10     (3)
------------------------------------------------------------------------------------------------------------------------------------
  A-3     AAA      Aaa         $ 92,126,000         14.000%          8.178%          7.635        09/10-04/14       4/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------
  A-4     AAA      Aaa         $355,854,000         14.000%         31.590%          9.820        04/14-09/14       9/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------
   B       AA      Aa2         $ 26,754,000         11.625%          2.375%          9.953        09/14-09/14       9/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------
   C      AA-      Aa3         $  8,449,000         10.875%          0.750%          9.953        09/14-09/14       9/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------
   D       A        A2         $ 22,530,000          8.875%          2.000%          9.953        09/14-09/14       9/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------
   E       A-       A3         $ 12,673,000          7.750%          1.125%          9.953        09/14-09/14       9/12/14     (3)
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                                      APPROX.
                                   INITIAL            APPROX.       PERCENTAGE
        EXPECTED RATINGS         CERTIFICATE       TOTAL INITIAL    OF INITIAL      WEIGHTED      PRINCIPAL    ASSUMED FINAL
       -------------------  PRINCIPAL BALANCE OR       CREDIT        MORTGAGE     AVERAGE LIFE      WINDOW     DISTRIBUTION   RATE
CLASS    FITCH    MOODY'S    NOTIONAL AMOUNT(1)       SUPPORT      POOL BALANCE    (YEARS)(2)   (MON./YR.)(2)     DATE(2)     TYPE
====================================================================================================================================

 A-1A       (4)       (4)       $268,059,000         14.000%         23.796%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   F        (4)       (4)       $ 15,489,000          6.375%          1.375%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   G        (4)       (4)       $ 11,265,000          5.375%          1.000%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   H        (4)       (4)       $ 15,489,000          4.000%          1.375%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   J        (4)       (4)       $  7,040,000          3.375%          0.625%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   K        (4)       (4)       $  5,633,000          2.875%          0.500%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   L        (4)       (4)       $  4,224,000          2.500%          0.375%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   M        (4)       (4)       $  2,816,000          2.250%          0.250%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   N        (4)       (4)       $  2,817,000          2.000%          0.250%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   P        (4)       (4)       $  5,632,000          1.500%          0.500%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
   Q        (4)       (4)       $ 16,897,734            N/A           1.500%             (4)          (4)           (4)        (3)
------------------------------------------------------------------------------------------------------------------------------------
  XC        (4)       (4)       $         (5)           N/A             N/A              (4)          (4)           (4)     Variable
------------------------------------------------------------------------------------------------------------------------------------
  XP        (4)       (4)       $         (5)           N/A             N/A              (4)          (4)           (4)     Variable
------------------------------------------------------------------------------------------------------------------------------------
  DA       N/A       N/A        $    410,000            N/A             N/A              (6)          (6)           (6)        (6)
------------------------------------------------------------------------------------------------------------------------------------

   (1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

   (2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates (except in the case of ARD loans which are assumed to prepay on their anticipated repayment dates) and the other Modeling
         Assumptions described in the prospectus supplement.

   (3)   The pass-through rates on the class A-1, class A-2, class A-3, class
         A-4, class A-1A, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class P and class Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans
         (in each case adjusted, if necessary, to accrue on the basis of a
         360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day year consisting of twelve 30-day months)
         less a specified percentage.

   (4)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

   (5)   The class XC and class XP certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

         The class R-I, class R-II, class Z and class DA certificates are not offered by the prospectus supplement or represented in the table above. Any information provided herein regarding the terms of those certificates is provided only to enhance your understanding of the offered certificates and the overall transaction.

   (6)   Class DA is entitled to payments on the B note from Dearbrook Apts
         Loan. The B note is not pooled with other loans in the trust. It is not offered.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION(1)
--------------------------------------------------------------------------------

                                                    [GRAPHIC OMITTED]

                         Month     0     6    12    18    24    30    36    42    48    54    60    66    72    78    84   Maturity

Class A-1     AAA/Aaa                                                                                                       $59.0mm
Class A-2     AAA/Aaa                                                                                                      $193.7mm
Class A-3     AAA/Aaa                                                                                                       $92.1mm
Class A-1A    AAA/Aaa                                                                                                      $268.1mm
Class A-4     AAA/Aaa                                                                                                      $355.9mm
Class B       AA/Aa2                                                                                                        $26.8mm
Class C       AA-/Aa3                                                                                                        $8.4mm
Class D       A/A2                                                                                                          $22.5mm
Class E       A-/A3                                                                                                         $12.7mm
Class F       BBB+/Baa1                                                                                                     $15.5mm
Class G       BBB/Baa2                                                                                                      $11.3mm
Class H       BBB-/Baa3                                                                                                     $15.5mm
Class J       BB+/Ba1                                                                                                        $7.0mm
Class K       BB/Ba2                                                                                                         $5.6mm
Class L       BB-/Ba3                                                                                                        $4.2mm
Classes M-Q   B+/B1 to NR                                                                                                   $28.2mm

     [ ]  XC + XP IO     [ ] XC(2)      [ ] XP(3)
          Strip              Notional       Notional

Note: Classes not drawn to scale.
---------------------------------

(1)  The structural representation is depicted as of the cut-off date.

(2)  The total notional amount of all the class XC Certificates will equal the total principal balance of the class A-1, A-2, A-3, A-4, A-1A, B, C, D, E,
     F, G, H, J, K, L, M, N, P and Q Certificates.

(3)  The interest rate for the class XP certificates will equal the weighted average of the class XP strip rates. The class XP strip rates relate to and accrue on the following components:

     a)   from the initial distribution date through and including the distribution date in March 2005, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

     b)   during the period following the distribution date in March 2005 through and including the distribution date in September 2005, components corresponding to a portion of each of the class A-1 and
          A-1A certificates and the certificate balances of the class A-2 through L certificates;

     c)   during the period following the distribution date in September 2005 through and including the distribution date in March 2006, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

     d)   during the period following the distribution date in March 2006 through and including the distribution date in September 2006, components corresponding to a portion of each of the class A-1 and
          A-1A certificates and the certificate balances of the class A-2 through L certificates;

     e)   during the period following the distribution date in September 2006 through and including the distribution date in March 2007, components corresponding to a portion of each of the class A-2, A-1A and K certificates and the certificate balances of the class A-3 through J certificates;

     f)   during the period following the distribution date in March 2007 through and including the distribution date in September 2007, components corresponding to a portion of each of the class A-2, A-1A and J certificates and the certificate balances of the class A-3 through H certificates;

     g)   during the period following the distribution date in September 2007 through and including the distribution date in March 2008, components corresponding to a portion of each of the class A-2, A-1A and H certificates and the certificate balances of the class A-3 through G certificates;

     h)   during the period following the distribution date in March 2008 through and including the distribution date in September 2008, components corresponding to a portion of each of the class A-2, A-1A and G certificates and the certificate balances of the class A-3 through F certificates;

     i)   during the period following the distribution date in September 2008 through and including the distribution date in March 2009, components corresponding to a portion of each of the class A-2, A-1A and F certificates and the certificate balances of the class A-3 through E certificates;

     j)   during the period following the distribution date in March 2009 through and including the distribution date in September 2009, components corresponding to a portion of each of the class A-2, A-1A and F certificates and the certificate balances of the class A-3 through E certificates;

     k)   during the period following the distribution date in September 2009 through and including the distribution date in March 2010, components corresponding to a portion of each of the class A-3, A-1A and E certificates and the certificate balances of the class A-4 through D certificates;

     l)   during the period following the distribution date in March 2010 through and including the distribution date in September 2010, components corresponding to a portion of each of the class A-3, A-1A and E certificates and the certificate balances of the class A-4 through D certificates;

     m)   during the period following the distribution date in September 2010 through and including the distribution date in March 2011, components corresponding to a portion of each of the class A-4, A-1A and D certificates and the certificate balances of the class B and C certificates;

     n)   during the period following the distribution date in March 2011 through and including the distribution date in September 2011, components corresponding to a portion of each of the class A-4, A-1A and D certificates and the certificate balances of the class B and C certificates;

 After the distribution date in September 2011, the class XP strip rates will all be 0% per annum. The pass-through rate of the class of the class XC certificates will equal the weighted average of the XC strip rates as further described in the prospectus supplement.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS
      ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE         Sequential pay REMIC. Class A-1, A-2, A-3, A-4, B, C, D and E
                   certificates are offered publicly. All other certificates
                   will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE       References in this term sheet to the "cut-off date" mean,
                   with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in September 2004 or, with respect to those mortgage loans that were originated in August 2004, if any, and have their first payment date in
                   October 2004, September 1, 2004 or, with respect to those
                   mortgage loans, if any, that were originated in September
                   2004 and have their first payment due date in November 2004, the date of origination. Any payments or collections that
                   represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL      The mortgage pool consists of 119 mortgage loans with an
                   aggregate initial mortgage pool balance of $1,126,484,734, subject to a variance of plus or minus 5.0%. The mortgage
                   loans are secured by mortgaged real properties located
                   throughout 35 states and the District of Columbia.

LOAN GROUPS        For purposes of making distributions to the class A-1, A-2,
                   A-3, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group
                   1 and loan group 2. Loan group 1 will consist of 101 mortgage loans, representing approximately 76.2% of the initial
                   mortgage pool balance and loan group 2 will consist of 18
                   mortgage loans, representing approximately 23.8% of the
                   initial mortgage pool balance. Loan group 2 will include
                   approximately 95.4% of all the mortgage loans secured by
                   multifamily properties and approximately 70.9% of all the
                   mortgage loans secured by manufactured housing community
                   properties.

ISSUER             Merrill Lynch Mortgage Trust 2004-KEY2

DEPOSITOR          Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN      Merrill Lynch Mortgage Lending, Inc (MLML) ...... 54.8% of initial mortgage pool balance
SELLERS            JPMorgan Chase Bank (JPMCB) ..................... 25.7% of initial mortgage pool balance
                   KeyBank National Association (KEY) .............. 19.5% of initial mortgage pool balance

UNDERWRITERS       Merrill Lynch, Pierce, Fenner & Smith Incorporated
                   J.P. Morgan Securities Inc.
                   KeyBanc Capital Markets, a Division of McDonald Investments Inc.
                   Deutsche Bank Securities Inc.

TRUSTEE            LaSalle Bank National Association

FISCAL AGENT       ABN AMRO Bank N.V.

MASTER SERVICER    KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER   KeyCorp Real Estate Capital Markets, Inc.

RATING AGENCIES    Fitch, Inc.
                   Moody's Investors Service, Inc.

DENOMINATIONS      $25,000 minimum for the offered certificates.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

CLOSING DATE         On or about September 29, 2004.

SETTLEMENT TERMS     Book-entry through DTC for all offered certificates.

DETERMINATION DATE   For any distribution date, the fourth business day prior to the distribution date.

DISTRIBUTION DATE    The 12th day of each month or, if the 12th day is not a
                     business day, on the next succeeding business day,
                     beginning in October 2004.

INTEREST             Each class of offered certificates will be entitled on each
DISTRIBUTIONS        distribution date to interest accrued during the prior
                     calendar month at its pass-through rate for such
                     distribution date on the outstanding certificate balance of such class immediately prior to such distribution date.
                     Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year.
                     Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds,
                     in sequential order of class designations, except that the class A-1, A-2, A-3, A-4, A-1A, XC and XP are pari passu in entitlement to interest. In general, payments of interest
                     in respect of the class A-1, A-2, A-3 and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to
                     the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the
                     extent of available funds attributable to mortgage loans in both loan groups. However, if application of available
                     funds as described in the preceding sentence would result
                     in an interest shortfall to any of those classes of
                     certificates, then payments of interest will be made with
                     respect to all of those classes without regard to loan
                     groups.

PRINCIPAL            Except as described below, principal will be distributed on
DISTRIBUTIONS        each distribution date, to the extent of available funds,
                     to the most senior class of sequential pay certificates
                     outstanding until its certificate balance is reduced to
                     zero. To the extent of available funds, payments of
                     principal are generally made (i) to the class A-1, A-2, A-3 and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal
                     balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to
                     principal on mortgage loans in loan group 2, in each case
                     until the principal balance of the subject class of
                     certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or
                     advanced with respect to principal on mortgage loans in
                     loan group 2 and, after the principal balance of the class
                     A-4 certificates has been reduced to zero, the funds
                     received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the
                     class A-1A certificates is reduced to zero. Following
                     retirement of the class A-1, A-2, A-3, A-4 and A-1A
                     certificates, to the extent of available funds, amounts
                     distributable as principal will be distributed on each
                     distribution date to the class B, C, D, E, F, G, H, J, K,
                     L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero. If, due to losses, the certificate balances of the class B through class Q
                     certificates are reduced to zero, payments of principal to the class A-1, class A-2, class A-3, class A-4 and class
                     A-1A certificates will be made on a pro rata basis without regard to loan groups.

LOSSES               Losses realized on the mortgage loans and certain
                     default-related and other unanticipated expenses, if any,
                     will be allocated to the class Q, P, N, M, L, K, J, H, G,
                     F, E, D, C and B certificates, in that order, and then, pro rata to the class A-1, A-2, A-3, A-4 and A-1A certificates.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

CLASS DA             The class DA certificates, which will have a $410,000
                     initial certificate balance, represent a subordinate
                     interest in the Deerbrook Apartments loan. Notwithstanding the discussion above, the class DA certificates are the
                     first loss piece with respect to that loan, but no other,
                     and will entitle holders to receive principal payments once the principal balance of the senior interest in that loan
                     (which is being pooled with the other mortgage loans) is
                     paid in full.

PREPAYMENT           Any prepayment premiums or yield maintenance charges
PREMIUMS AND         collected will be distributed to certificateholders on the
YIELD MAINTENANCE    distribution date following the collection period in which
CHARGES              the prepayment occurred. On each distribution date, the
                     holders of each class of offered certificates and of the
                     class F, G, H and A-1A certificates then entitled to
                     principal distributions (to the extent such prepayment
                     premium or yield maintenance charge is collected from
                     mortgage loans in the loan group from which such class of
                     certificates is receiving payments of principal) will be
                     entitled to a portion of prepayment premiums or yield
                     maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges,
                     net of workout fees and principal recovery fees payable
                     from it, multiplied by (b) a fraction, which in no event
                     may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the
                     denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid mortgage loan over the
                     relevant discount rate, multiplied by (c) a fraction, the
                     numerator of which is equal to the amount of principal
                     distributable on such class of certificates on that
                     distribution date, and the denominator of which is the
                     total principal distribution amount for that distribution
                     date; provided that, if the A-4 and A-1A classes were both outstanding as of the commencement of business on such
                     distribution date, then the number in clause (c) shall be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of
                     certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is the portion of the total principal distribution amount for such distribution date that is
                     attributable to the loan group that includes the prepaid
                     mortgage loan.

                     The portion, if any, of the prepayment premiums or yield
                     maintenance charges remaining after any payments described above will be distributed to the holders of the class XC
                     certificates.

ADVANCES             The master servicer and, if it fails to do so, the trustee
                     (or the fiscal agent on its behalf), will be obligated to
                     make P&I advances and servicing advances, including
                     advances of delinquent property taxes and insurance, but
                     only to the extent that such advances are considered
                     recoverable, and, in the case of P&I advances, subject to
                     appraisal reductions that may occur.

APPRAISAL            If any of certain adverse events or circumstances described
REDUCTIONS           in the prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for that
                     mortgage loan, that mortgage loan will be considered a
                     required appraisal loan. An appraisal reduction will
                     generally be made in the amount, if any, by which the
                     principal balance of the required appraisal loan (plus
                     other amounts overdue or advanced in connection with such
                     loan) exceeds 90% of the appraised value of the related
                     mortgaged real property plus all escrows and reserves
                     (including letters of credit) held with respect to the
                     mortgage loan. As a result of calculating an appraisal
                     reduction amount for a given mortgage loan, the interest
                     portion of any P&I advance for such loan will be reduced,
                     which will have the effect of reducing the amount of
                     interest available for distribution to the certificates.

                     A required appraisal loan will cease to be a required
                     appraisal loan when the related mortgage loan has been
                     brought current for at least three consecutive months and
                     no other circumstances exist which would cause such
                     mortgage loan to be a required appraisal loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

OPTIONAL             The master servicer, the special servicer and certain
TERMINATION          certificateholders will have the option to terminate the
                     trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on
                     which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool
                     balance. Such purchase price will generally be at a price
                     equal to the unpaid aggregate principal balance of the
                     mortgage loans, plus accrued and unpaid interest and
                     certain other additional trust fund expenses and the fair
                     market value of any REO properties acquired by the trust
                     following foreclosure.

                     In addition, if, following the date on which the total
                     principal balances of the class A-1, A-2, A-3, A-4, B, C, D and E certificates are reduced to zero, all of the
                     remaining certificates are held by the same
                     certificateholder, the trust fund may also be terminated,
                     subject to such additional conditions as may be set forth
                     in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the
                     mortgage loans and REO properties remaining in the trust
                     fund at the time of exchange.

CONTROLLING          The class of sequential pay certificates (other than the
CLASS                class DA certificates) (a) which bears the latest
                     alphabetical class designation and (b) the certificate
                     balance of which is greater than 25% of its original
                     certificate balance; provided, however, that if no such
                     class of sequential pay certificates satisfies clause (b)
                     above, the controlling class will be the outstanding class of sequential pay certificates (other than the class DA
                     certificates) bearing the latest alphabetical class
                     designation. The holders of certificates representing a
                     majority interest in the controlling class will have the
                     right, subject to the conditions described in the
                     prospectus supplement, to replace the special servicer and select a representative that may direct and advise the
                     special servicer on various servicing matters.

ERISA                The offered certificates are expected to be ERISA eligible.

SMMEA                The class A-1, A-2, A-3, A-4, B and C certificates will and the class D and E certificates will not be
                     "mortgage-related securities" for the purposes of the
                     Secondary Mortgage Market Enhancement Act of 1984.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

CONTACTS

               MERRILL LYNCH & CO.               JPMORGAN
                  John Mulligan                 Brian Baker
             (212) 449-3860 (Phone)       (212) 834-3813 (Phone)
              (212) 738-1491 (Fax)         (212) 834-6598 (Fax)

                    Rich Sigg                   Glenn Riis
             (212) 449-3860 (Phone)       (212) 834-3813 (Phone)
              (212) 738-1491 (Fax)         (212) 834-6598 (Fax)

                  David Rodgers                Andrew Taylor
             (212) 449-3611 (Phone)       (212) 834-3813 (Phone)
              (212) 449-3658 (Fax)         (212) 834-6598 (Fax)

   KEYBANC CAPITAL MARKETS                     DEUTSCHE BANK SECURITIES INC.
        Joe Chinnici                                 Scott Waynebern
    (216) 689-0281 (Phone)                       (212) 250-5149 (Phone)
     (216) 689-4233 (Fax)                         (212) 797-5630 (Fax)

         Audrey Saccardi                               Lainie Kaye
    (216) 689-0302 (Phone)                       (212) 250-5270 (Phone)
     (216) 689-0950 (Fax)                         (212) 797-4488 (Fax)

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information and statistical data concerning the mortgage loans is approximate. For mortgage loans secured by multiple properties, the cut-off date balance is allocated based on the allocated loan balance specified in the related loan documents or, to the extent not specified in the related loan documents, it is allocated based on either (i) an individual property's appraised value as a percentage of the total appraised value of all the properties, including the subject individual property, securing the same mortgage loan or (ii) an individual property's underwritten net operating income as a percentage of the total net operating income of all the properties, including the subject individual property, securing the same mortgage loan. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their scheduled principal balances as of the cut-off date. All information presented herein (including loan-to-value ratios and debt service coverage ratios) with respect to the mortgage loans with companion loans is calculated without regard to the companion loans, and all information presented herein (including loan-to-value ratios and debt service coverage ratios) with respect to the Deerbrook Apartments loan is calculated without regard to the portion of that loan evidenced by the class DA certificates. Unless otherwise indicated, all figures presented and all percentages represent the indicated percentage of the aggregate principal balance of the pool of mortgage loans, the mortgage loans in loan group 1 or the mortgage loans in loan group 2, as of the cut-off date. Original and remaining term to stated maturity and loan-to-value ratio at maturity information with respect to mortgage loans that have anticipated repayment dates are presented using the anticipated repayment dates instead of the stated
maturity dates.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                                 ALL MORTGAGE           LOAN              LOAN
                                                                                    LOANS             GROUP 1           GROUP 2

Initial mortgage pool/loan group balance ....................................  $1,126,484,734      $858,425,264      $268,059,470
Number of mortgage loans ....................................................             119               101                18
Number of mortgaged real properties .........................................             177               147                30
Percentage of investment-grade, shadow rated loans
 (loan no. 1)1 ..............................................................             8.1%             10.6%              0.0%
Average cut-off date principal balance ......................................  $    9,466,258      $  8,499,260      $ 14,892,193
Largest cut-off date principal balance ......................................  $   91,096,748      $ 91,096,748      $ 46,000,000
Smallest cut-off date principal balance .....................................  $    1,195,000      $  1,195,000      $  2,992,232
Weighted average mortgage interest rate .....................................          5.7184%           5.8302%           5.3603%
Highest mortgage interest rate ..............................................          6.7600%           6.7600%           6.3500%
Lowest mortgage interest rate ...............................................          4.7000%           4.7270%           4.7000%
Number of cross-collateralized mortgage loans ...............................              12                10                 2
Cross-collateralized mortgage loans as a percentage of initial mortgage
 pool/loan group balance ....................................................            11.5%              8.1%             22.5%
Number of multi-property mortgage loans .....................................               9                 7                 2
Multi-property mortgage loans as a percentage of initial mortgage
 pool/loan group balance ....................................................            17.5%             15.9%             22.5%
Weighted average underwritten debt service coverage ratio ...................           1.42x             1.45x             1.34x
Highest underwritten debt service coverage ratio2 ...........................           1.94x             1.94x             1.57x
Lowest underwritten debt service coverage ratio2 ............................           1.15x             1.15x             1.19x
Weighted average cut-off date loan-to-value ratio2 ..........................            71.6%             70.3%             75.9%
Highest cut-off date loan-to-value ratio ....................................            81.7%             81.7%             79.9%
Lowest cut-off date loan-to-value ratio .....................................            40.4%             40.4%             42.0%
Weighted average original term to maturity or anticipated repayment date
 (months) ...................................................................             108               110               100
Longest original term to maturity or anticipated repayment date (months) ....             240               240               180
Shortest original term to maturity or anticipated repayment date (months) ...              60                60                60
Weighted average remaining term to maturity or anticipated repayment
 date (months) ..............................................................             106               109                97
Longest remaining term to maturity or anticipated repayment date
 (months) ...................................................................             240               240               172
Shortest remaining term to maturity or anticipated repayment date
 (months) ...................................................................              54                57                54

---------------------
(1)  It has been confirmed by Fitch, Inc. and Moody's Investors Service, Inc.,
     in accordance with their respective methodologies, that these mortgage loans, in the context of their inclusion in the series 2004-KEY2 trust fund, have credit characteristics consistent with investment-grade rated obligations.

(2)  In the case of two (2) mortgage loans (loan numbers 3 and 49), the debt service coverage ratio was calculated by applying a $3,250,000 letter of credit and $140,000 holdback, respectively, in reduction of the cut-off date principal balance of those mortgage loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                            % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                       % OF INITIAL
                      MORTGAGE POOL                                     MANUFACTURED    MIXED                    SELF
 STATE                   BALANCE      RETAIL    OFFICE    MULTIFAMILY     HOUSING        USE     HOSPITALITY   STORAGE    INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

California .........       20.2         7.9       3.9         5.6            --           --          --         1.3         1.5
 Southern ..........       17.6         6.3       3.9         5.6            --           --          --         1.2         0.7
 Northern ..........        2.6         1.6        --          --            --           --          --         0.1         0.9
Florida ............       12.5         3.4        --         6.8           1.1           --          --         1.2          --
Minnesota ..........        8.4         8.1       0.4          --            --           --          --          --          --
Texas ..............        6.3         4.0        --         0.6           0.9          0.5          --         0.1         0.2
New York ...........        5.2         0.2       0.7          --           1.2          1.4         1.4         0.1         0.2
Michigan ...........        4.8         1.7       0.2         1.7           0.9          0.3          --          --          --
Georgia ............        4.4          --       1.4          --           0.1           --         2.3         0.1         0.4
Colorado ...........        3.6         2.1        --          --            --           --         1.6          --          --
Pennsylvania .......        3.4          --        --         1.9            --           --         1.1          --         0.4
Arizona ............        3.0         2.8       0.1          --            --           --          --         0.1          --
Dist. of Columbia...        3.0          --       3.0          --            --           --          --          --          --
New Jersey .........        2.9          --       2.1          --            --           --          --         0.7          --
Ohio ...............        2.8         1.6        --         0.3            --           --         0.6         0.2          --
Illinois ...........        2.2         1.5       0.3          --            --           --          --         0.1         0.2
North Carolina .....        1.9         1.1       0.7          --            --           --          --         0.1          --
Virginia ...........        1.8         0.3       0.1          --            --           --         1.2         0.2          --
Utah ...............        1.8          --        --          --           1.8           --          --          --          --
Tennessee ..........        1.7         0.6        --          --           0.2           --          --         0.9          --
Washington .........        1.7         0.3        --         1.4            --           --          --          --          --
Rhode Island .......        1.5          --        --          --            --           --         1.5          --          --
New Hampshire ......        1.2          --       1.2          --            --           --          --          --          --
Kentucky ...........        0.7          --        --         0.7            --           --          --          --          --
Maryland ...........        0.7          --       0.3          --            --           --          --          --         0.4
Alabama ............        0.6          --        --          --           0.6           --          --         0.1          --
Iowa ...............        0.6          --        --          --           0.6           --          --          --          --
Massachusetts ......        0.5          --        --          --            --           --          --         0.5          --
Nevada .............        0.5         0.4        --          --            --           --          --         0.1          --
Mississippi ........        0.5         0.3        --          --            --           --          --         0.2          --
Indiana ............        0.3          --        --          --            --           --          --          --         0.3
Missouri ...........        0.3          --        --         0.3            --           --          --          --          --
Oklahoma ...........        0.3          --        --          --            --           --          --         0.2         0.1
Oregon .............        0.2         0.2        --          --            --           --          --          --          --
South Carolina .....        0.2          --        --          --            --           --         0.2          --          --
Delaware ...........        0.1          --        --          --           0.1           --          --          --          --
Maine ..............        0.1          --        --          --            --           --          --         0.1          --
Wyoming ............        0.1          --        --          --           0.1           --          --          --          --
                          -----        ----      ----        ----           ---          ---         ---         ---         ---
Total ..............      100.0%       36.5%     14.4%       19.3%          7.6%         2.2%        9.8%        6.3%        3.9%
                          -----        ----      ----        ----           ---          ---         ---         ---         ---

---------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                            CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL     MORTGAGE POOL
                                                           LOANS              BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1            $ 24,600,000          2.2%
Single Tenant ....................................           12              37,740,166          3.4
Loans  (greater than)  50% Single Tenant .........           29             159,433,626         14.2
Current Secondary Debt ...........................           11             213,877,944         19.0
Future Secondary Debt Permitted ..................           14             159,531,571         14.2
Lockbox ..........................................           40             618,622,614         54.9
Escrow Types(1)
 TI/LC(2) ........................................           40             266,103,086         41.4
 Real Estate Tax .................................           82             872,170,480         77.4
 Insurance .......................................           68             749,770,231         66.6
 Replacement Reserves ............................           76             833,713,657         74.0

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                            CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 1
                                                           LOANS              BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1            $ 24,600,000          2.9%
Single Tenant ....................................           12              37,740,166          4.4
Loans  (greater than)  50% Single Tenant .........           29             159,433,626         18.6
Current Secondary Debt ...........................            8             176,346,649         20.5
Future Secondary Debt Permitted ..................           12             127,862,097         14.9
Lockbox ..........................................           33             470,650,913         54.8
Escrow Types(1)
 TI/LC(2) ........................................           40             266,103,086         41.4
 Real Estate Tax .................................           66             616,953,796         71.9
 Insurance .......................................           55             532,992,043         62.1
 Replacement Reserves ............................           61             585,185,469         68.2

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                            CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 2
                                                           LOANS              BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            0            $          0          0.0%
Single Tenant ....................................            0                       0          0.0
Loans  (greater than)  50% Single Tenant .........            0                       0          0.0
Current Secondary Debt ...........................            3              37,531,296         14.0
Future Secondary Debt Permitted ..................            2              31,669,474         11.8
Lockbox ..........................................            7             147,971,701         55.2
Escrow Types(1)
 TI/LC(2).........................................            0                       0          0.0
 Real Estate Tax .................................           16             255,216,684         95.2
 Insurance .......................................           13             216,778,188         80.9
 Replacement Reserves ............................           15             248,528,188         92.7

---------------------
(1)  Does not include mortgage loans with upfront reserves.

(2)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by Office, Retail, Mixed Use and Industrial properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                     CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------
           RANGE OF              # OF        AGGREGATE
        CUT-OFF DATE          MORTGAGE     CUT-OFF DATE     % OF
          BALANCES              LOANS      BALANCE ($)      POOL
-------------------------------------------------------------------
   $1,195,000 - 2,999,999         33        73,034,865      6.5%
    3,000,000 - 3,999,999         15        52,092,829      4.6
    4,000,000 - 4,999,999         14        63,133,298      5.6
    5,000,000 - 5,999,999          6        32,811,432      2.9
    6,000,000 - 6,999,999          5        31,806,788      2.8
    7,000,000 - 7,999,999          3        23,170,547      2.1
    8,000,000 - 9,999,999         11        99,587,826      8.8
  10,000,000 - 12,999,999          7        77,200,564      6.9
  13,000,000 - 19,999,999         10       159,407,912     14.2
  20,000,000 - 49,999,999         13       359,486,386     31.9
  50,000,000 - 91,096,748          2       154,752,288     13.7
-------------------------------------------------------------------
 TOTAL:                          119    $1,126,484,734    100.0%
-------------------------------------------------------------------
 Min: $1,195,000      Max: $91,096,748      Average: $9,466,258
-------------------------------------------------------------------

-----------------------------------------------------------
        ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-----------------------------------------------------------
                        # OF        AGGREGATE
       RANGE OF      MORTGAGE     CUT-OFF DATE     % OF
   ORIGINAL TERMS      LOANS      BALANCE ($)      POOL
-----------------------------------------------------------
       60 - 60            6       157,786,127     14.0%
       61 - 84            9       179,382,802     15.9
       85 - 120          88       731,050,581     64.9
      121 - 240          16        58,265,224      5.2
-----------------------------------------------------------
 TOTAL:                 119    $1,126,484,734    100.0%
-----------------------------------------------------------
 Min: 60 mos.     Max: 240 mos.    Wtd. Avg.: 108 mos.
-----------------------------------------------------------

-----------------------------------------------------------
        REMAINING TERM TO STATED MATURITY/ARD (MOS)
-----------------------------------------------------------
       RANGE OF         # OF        AGGREGATE
     REMAINING       MORTGAGE     CUT-OFF DATE     % OF
       TERMS           LOANS      BALANCE ($)      POOL
-----------------------------------------------------------
       54 - 84           15       337,168,929     29.9%
       85 - 119          59       487,079,581     43.2
      120 - 240          45       302,236,224     26.8
-----------------------------------------------------------
 TOTAL:                 119    $1,126,484,734    100.0%
-----------------------------------------------------------
 Min: 54 mos.     Max: 240 mos.     Wtd. Avg.: 106 mos.
-----------------------------------------------------------

-------------------------------------------------------------
            CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------
        RANGE OF           # OF        AGGREGATE
     CUT-OFF DATE       MORTGAGE     CUT-OFF DATE     % OF
      LTV RATIOS          LOANS      BALANCE ($)      POOL
-------------------------------------------------------------
     40.40 - 49.99           3        10,384,906      0.9%
     50.00 - 59.99          10        81,344,936      7.2
     60.00 - 64.99          10       193,306,847     17.2
     65.00 - 69.99          16       148,530,609     13.2
     70.00 - 74.99          30       142,763,433     12.7
     75.00 - 81.70          50       550,154,003     48.8
-------------------------------------------------------------
 TOTAL:                    119    $1,126,484,734    100.0%
-------------------------------------------------------------
 Min: 40.40%       Max: 81.70%        Wtd. Average: 71.60%
-------------------------------------------------------------

------------------------------------------------------------
              ORIGINAL AMORTIZATION TERM (MOS)
------------------------------------------------------------
   RANGE OF ORIGINAL      # OF        AGGREGATE
     AMORTIZATION      MORTGAGE     CUT-OFF DATE     % OF
        TERMS            LOANS      BALANCE ($)      POOL
------------------------------------------------------------
    Interest Only           1        24,600,000      2.2%
      120 - 299             9        41,191,129      3.7
      300 - 329            28       241,790,297     21.5
      330 - 360            81       818,903,309     72.7
------------------------------------------------------------
 TOTAL:                   119    $1,126,484,734    100.0%
------------------------------------------------------------
 Min: 120 mos.    Max: 360 mos.    Wtd. Avg.: 342 mos.(2)
------------------------------------------------------------

-----------------------------------------------------------
             REMAINING AMORTIZATION TERM (MOS)
-----------------------------------------------------------
        RANGE OF
      REMAINING           # OF       AGGREGATE
     AMORTIZATION      MORTGAGE    CUT-OFF DATE     % OF
        TERMS            LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
    Interest Only           1        24,600,000     2.2%
      119 - 120             1         1,292,120     0.1
      121 - 360           117     1,100,592,615    97.7
-----------------------------------------------------------
 TOTAL:                   119    $1,126,484,734   100.0%
-----------------------------------------------------------
 Min: 119 mos    Max: 360 mos.    Wtd. Avg.: 340 mos.(2)
-----------------------------------------------------------

------------------------------------------------------------
          LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
------------------------------------------------------------
        RANGE OF          # OF        AGGREGATE
     MATURITY/ARD      MORTGAGE     CUT-OFF DATE     % OF
      LTV RATIOS         LOANS      BALANCE ($)      POOL
------------------------------------------------------------
    Fully Amortizing        8        24,808,967      2.2%
     17.90 - 49.99         15       131,480,252     11.7
     50.00 - 54.99         12       103,448,386      9.2
     55.00 - 59.99         14       136,885,120     12.2
     60.00 - 62.49         13       125,384,454     11.1
     62.50 - 64.99         15        72,590,166      6.4
     65.00 - 67.49         22       285,569,629     25.4
     67.50 - 69.99         11        92,976,645      8.3
     70.00 - 76.60          9       153,341,114     13.6
------------------------------------------------------------
 TOTAL:                   119    $1,126,484,734    100.0%
------------------------------------------------------------
 Min: 17.90%       Max: 76.60%      Wtd. Avg.: 61.78%(1)
------------------------------------------------------------

-----------------------------------------------------------
              DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------------
                         # OF        AGGREGATE
                      MORTGAGE     CUT-OFF DATE     % OF
    RANGE OF DSCRS      LOANS      BALANCE ($)      POOL
-----------------------------------------------------------
      1.15 - 1.19          2        10,363,945      0.9%
      1.20 - 1.24         15       127,572,663     11.3
      1.25 - 1.29         19       166,268,157     14.8
      1.30 - 1.34         26       206,112,707     18.3
      1.35 - 1.39         14       105,225,274      9.3
      1.40 - 1.44         15        81,693,969      7.3
      1.45 - 1.49          9        78,549,092      7.0
      1.50 - 1.59          8       134,503,119     11.9
      1.60 - 1.94         11       216,195,809     19.2
-----------------------------------------------------------
 TOTAL:                  119    $1,126,484,734    100.0%
-----------------------------------------------------------
 Min: 1.15x         Max: 1.94x         Wtd. Avg.: 1.42x
-----------------------------------------------------------

-------------------------------------------------------------
                      MORTGAGE RATE (%)
-------------------------------------------------------------
                          # OF        AGGREGATE
   RANGE OF MORTGAGE   MORTGAGE     CUT-OFF DATE     % OF
        RATES            LOANS      BALANCE ($)      POOL
-------------------------------------------------------------
     4.700 - 4.999          4       142,226,081     12.6%
     5.000 - 5.499         17       208,880,146     18.5
     5.500 - 5.599          7        92,856,121      8.2
     5.600 - 5.699          8        65,501,399      5.8
     5.700 - 5.749          4        44,250,000      3.9
     5.750 - 5.999         31       204,302,102     18.1
     6.000 - 6.249         26       157,756,195     14.0
     6.250 - 6.760         22       210,712,689     18.7
-------------------------------------------------------------
 TOTAL:                   119    $1,126,484,734    100.0%
-------------------------------------------------------------
 Min: 4.7000%       Max: 6.7600%       Wtd. Avg.: 5.7184%
-------------------------------------------------------------

---------------------
(1)  Does not include fully amortizing loans.

(2)  Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------
                   CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------
           RANGE OF            # OF      AGGREGATE     % OF
        CUT-OFF DATE        MORTGAGE   CUT-OFF DATE   GROUP
          BALANCES            LOANS     BALANCE ($)     1
--------------------------------------------------------------
   1,195,000 - 2,999,999        32      70,042,633     8.2%
   3,000,000 - 3,999,999        13      44,787,282     5.2
   4,000,000 - 4,999,999        13      59,040,512     6.9
   5,000,000 - 5,999,999         6      32,811,432     3.8
   6,000,000 - 6,999,999         3      18,809,583     2.2
   7,000,000 - 7,999,999         2      15,320,547     1.8
   8,000,000 - 9,999,999         8      72,468,352     8.4
 10,000,000 - 12,999,999         5      55,580,626     6.5
 13,000,000 - 19,999,999        10     159,407,912    18.6
 20,000,000 - 49,999,999         7     175,404,096    20.4
 50,000,000 - 91,096,748         2     154,752,288    18.0
--------------------------------------------------------------
 TOTAL:                        101    $858,425,264   100.0%
--------------------------------------------------------------
 Min: $1,195,000    Max: $91,096,748   Average: $8,499,260
--------------------------------------------------------------

-----------------------------------------------------
     ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE    % OF
 ORIGINAL TERMS     LOANS     BALANCE ($)  GROUP 1
-----------------------------------------------------
     60 - 60           3      98,255,539    11.4%
     61 - 84           6     125,612,865    14.6
     85 - 120         77     579,953,458    67.6
    121 - 240         15      54,603,402     6.4
-----------------------------------------------------
 TOTAL:              101    $858,425,264   100.0%
-----------------------------------------------------
 Min: 60 mos.   Max: 240 mos.   Wtd. Avg.: 110 mos.
-----------------------------------------------------

----------------------------------------------------
    REMAINING TERM TO STATED MATURITY/ARD (MOS)
----------------------------------------------------
     RANGE OF       # OF      AGGREGATE
   REMAINING     MORTGAGE   CUT-OFF DATE    % OF
     TERMS         LOANS     BALANCE ($)  GROUP 1
----------------------------------------------------
     57 - 84          9     223,868,404    26.1%
     85 - 110        52     382,682,458    44.6
    120 - 240        40     251,874,402    29.3
----------------------------------------------------
 TOTAL:             101    $858,425,264   100.0%
----------------------------------------------------
 Min: 57 mos.   Max: 240 mos.   Wtd. Avg.: 109 mos.
----------------------------------------------------

--------------------------------------------------------
          CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------
       RANGE OF         # OF      AGGREGATE
    CUT-OFF DATE     MORTGAGE   CUT-OFF DATE    % OF
     LTV RATIOS        LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------
   40.40 - 49.99          2       6,292,120     0.7%
   50.00 - 59.99          9      74,656,440     8.7
   60.00 - 64.99          9     184,556,847    21.5
   65.00 - 69.99         15     144,868,787    16.9
   70.00 - 74.99         27     118,761,728    13.8
   75.00 - 81.70         39     329,289,343    38.4
--------------------------------------------------------
 TOTAL:                 101    $858,425,264   100.0%
--------------------------------------------------------
 Min: 40.40%     Max: 81.70%    Wtd. Average: 70.26%
--------------------------------------------------------

-----------------------------------------------------
          ORIGINAL AMORTIZATION TERM (MOS)
-----------------------------------------------------
     RANGE OF
    ORIGINAL         # OF      AGGREGATE
  AMORTIZATION    MORTGAGE   CUT-OFF DATE    % OF
      TERMS         LOANS     BALANCE ($)  GROUP 1
-----------------------------------------------------
   Interest Only       1      24,600,000     2.9%
     120 - 299         9      41,191,129     4.8
     300 - 329        27     238,798,065    27.8
     330 - 360        64     553,836,070    64.5
-----------------------------------------------------
 TOTAL:              101    $858,425,264   100.0%
-----------------------------------------------------
 Min: 120 mos.  Max: 360 mos.  Wtd. Avg.: 336 mos.(2)
-----------------------------------------------------

-----------------------------------------------------
          REMAINING AMORTIZATION TERM (MOS)
-----------------------------------------------------
     RANGE OF
    REMAINING        # OF      AGGREGATE
  AMORTIZATION    MORTGAGE   CUT-OFF DATE    % OF
      TERMS         LOANS     BALANCE ($)  GROUP 1
-----------------------------------------------------
   Interest Only       1      24,800,000     2.9%
     119 - 120         1       1,292,120     0.2
     121 - 360        99     832,533,145    97.0
-----------------------------------------------------
 TOTAL:              101    $858,425,264   100.0%
-----------------------------------------------------
 Min: 119 mos.  Max: 360 mos.  Wtd. Avg.: 335 mos.(2)
-----------------------------------------------------

------------------------------------------------------
       LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
------------------------------------------------------
      RANGE OF        # OF      AGGREGATE
   MATURITY/ARD    MORTGAGE   CUT-OFF DATE    % OF
    LTV RATIOS       LOANS     BALANCE ($)  GROUP 1
------------------------------------------------------
 Fully Amortizing       8      24,808,967     2.9%
   17.90 - 49.99       12     117,037,149    13.6
   50.00 - 54.99       10      91,706,154    10.7
   55.00 - 59.99       14     136,885,120    15.9
   60.00 - 62.49       13     125,384,454    14.6
   62.50 - 64.99       14      68,946,441     8.0
   65.00 - 67.49       15     150,670,270    17.6
   67.50 - 69.99        9      71,356,707     8.3
   70.00 - 76.60        6      71,630,000     8.3
------------------------------------------------------
 TOTAL:               101    $858,425,264   100.0%
------------------------------------------------------
 Min: 17.90%    Max: 76.60%   Wtd. Avg.: 60.07%(1)
------------------------------------------------------

-------------------------------------------------------
            DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------
                       # OF      AGGREGATE
      RANGE OF      MORTGAGE   CUT-OFF DATE    % OF
       DSCRS          LOANS     BALANCE ($)  GROUP 1
-------------------------------------------------------
    1.15 - 1.24         13      81,047,962     9.4%
    1.25 - 1.34         38     253,135,433    29.5
    1.35 - 1.44         25     158,987,962    18.5
    1.45 - 1.54         10      60,377,916     7.0
    1.55 - 1.59          4      88,680,182    10.3
    1.60 - 1.94         11     216,195,809    25.2
-------------------------------------------------------
 TOTAL:                101    $858,425,264   100.0%
-------------------------------------------------------
 Min: 1.15x       Max: 1.94x      Wtd. Avg.: 1.45x
-------------------------------------------------------

------------------------------------------------------
                  MORTGAGE RATE (%)
------------------------------------------------------
                      # OF      AGGREGATE
      RANGE OF     MORTGAGE   CUT-OFF DATE    % OF
  MORTGAGE RATES     LOANS     BALANCE ($)  GROUP 1
------------------------------------------------------
   4.727 - 4.999        3     110,076,081    12.8%
   5.000 - 5.499       11      84,369,621     9.8
   5.500 - 5.599        5      49,434,945     5.8
   5.600 - 5.699        7      59,192,690     6.9
   5.700 - 5.749        2      14,700,000     1.7
   5.750 - 5.999       26     175,844,864    20.5
   6.000 - 6.249       26     157,756,195    18.4
   6.250 - 6.760       21     207,050,868    24.1
------------------------------------------------------
 TOTAL:               101    $858,425,264   100.0%
------------------------------------------------------
 Min: 4.7270%    Max: 6.7600%   Wtd. Avg.: 5.8302%
------------------------------------------------------

---------------------

(1)   Does not include fully amortizing loans.

(2)   Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------
                  CUT-OFF DATE BALANCE ($)
------------------------------------------------------------
           RANGE OF        # OF       AGGREGATE
        CUT-OFF DATE     MORTGAGE   CUT-OFF DATE    % OF
          BALANCES        LOANS      BALANCE ($)  GROUP 2
------------------------------------------------------------
   2,992,232 - 3,999,999     3       10,297,778     3.8%
   4,000,000 - 5,999,999     1        4,092,786     1.5
   6,000,000 - 7,999,999     3       20,847,204     7.8
   8,000,000 - 9,999,999     3       27,119,474    10.1
 10,000,000 - 12,999,999     2       21,619,937     8.1
 13,000,000 - 46,000,000     6      184,082,290    68.7
------------------------------------------------------------
 TOTAL:                     18     $268,059,470   100.0%
------------------------------------------------------------
 Min: $2,992,232    Max: $46,000,000    Average: $14,892,193
------------------------------------------------------------

-----------------------------------------------------
     ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE    % OF
 ORIGINAL TERMS     LOANS     BALANCE ($)  GROUP 2
-----------------------------------------------------
     60 - 60          3       59,530,588    22.2%
     61 - 84          3       53,769,937    20.1
     85 - 120        11      151,097,123    56.4
    121 - 180         1        3,661,822     1.4
-----------------------------------------------------
 TOTAL:              18     $268,059,470   100.0%
-----------------------------------------------------
 Min: 60 mos.   Max: 180 mos.    Wtd. Avg.: 100 mos.
-----------------------------------------------------

----------------------------------------------------
    REMAINING TERM TO STATED MATURITY/ARD (MOS)
----------------------------------------------------
     RANGE OF       # OF      AGGREGATE
   REMAINING     MORTGAGE   CUT-OFF DATE    % OF
     TERMS         LOANS     BALANCE ($)  GROUP 2
----------------------------------------------------
     54 - 84         6      113,300,525    42.3%
     85 - 119        7      104,397,123    38.9
    120 - 172        5       50,361,822    18.8
----------------------------------------------------
 TOTAL:             18     $268,059,470   100.0%
----------------------------------------------------
 Min: 54 mos.   Max: 172 mos.   Wtd. Avg.: 97 mos.
----------------------------------------------------

---------------------------------------------------------
          CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
       RANGE OF          # OF      AGGREGATE
    CUT-OFF DATE      MORTGAGE   CUT-OFF DATE    % OF
     LTV RATIOS         LOANS     BALANCE ($)  GROUP 2
---------------------------------------------------------
    42.00 - 59.99         2       10,781,282     4.0%
    60.00 - 64.99         1        8,750,000     3.3
    65.00 - 79.90        15      248,528,188    92.7
---------------------------------------------------------
 TOTAL:                  18     $268,059,470   100.0%
---------------------------------------------------------
 Min: 42.00%     Max: 79.90%     Wtd. Average: 75.86%
---------------------------------------------------------

------------------------------------------------------
          ORIGINAL AMORTIZATION TERM (MOS)
------------------------------------------------------
     RANGE OF
    ORIGINAL        # OF      AGGREGATE
  AMORTIZATION   MORTGAGE   CUT-OFF DATE    % OF
     TERMS         LOANS     BALANCE ($)  GROUP 2
------------------------------------------------------
    300 - 329        1        2,992,232     1.1%
    330 - 360       17      265,067,238    98.9
------------------------------------------------------
 TOTAL:             18     $268,059,470   100.0%
------------------------------------------------------
 Min: 300 mos.  Max: 360 mos.  Wtd. Avg.: 359 mos.(2)
------------------------------------------------------

------------------------------------------------------
          REMAINING AMORTIZATION TERM (MOS)
------------------------------------------------------
     RANGE OF
   REMAINING        # OF      AGGREGATE
  AMORTIZATION   MORTGAGE   CUT-OFF DATE    % OF
     TERMS         LOANS     BALANCE ($)  GROUP 2
------------------------------------------------------
    298 - 360       18       268,059,470  100.0%
------------------------------------------------------
 TOTAL:             18      $268,059,470  100.0%
------------------------------------------------------
 Min: 298 mos.  Max: 360 mos.  Wtd. Avg.: 357 mos.(2)
------------------------------------------------------

------------------------------------------------------
       LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
------------------------------------------------------
      RANGE OF        # OF      AGGREGATE
   MATURITY/ARD    MORTGAGE   CUT-OFF DATE    % OF
    LTV RATIOS       LOANS     BALANCE ($)  GROUP 2
------------------------------------------------------
   35.40 - 49.99       3       14,443,104     5.4%
   50.00 - 64.99       3       15,385,957     5.7
   65.00 - 67.49       7      134,899,359    50.3
   67.50 - 69.99       2       21,619,937     8.1
   70.00 - 75.70       3       81,711,114    30.5
------------------------------------------------------
 TOTAL:               18     $268,059,470   100.0%
------------------------------------------------------
 Min: 35.40%    Max: 75.70%    Wtd. Avg.: 67.11%(1)
------------------------------------------------------

-----------------------------------------------------
           DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE    % OF
      DSCRS         LOANS     BALANCE ($)  GROUP 2
-----------------------------------------------------
    1.19 - 1.24       4       56,888,646    21.2%
    1.25 - 1.29       2       48,992,232    18.3
    1.30 - 1.34       5       70,253,199    26.2
    1.35 - 1.39       2       15,438,496     5.8
    1.40 - 1.44       2       12,492,786     4.7
    1.45 - 1.57       3       63,994,112    23.9
-----------------------------------------------------
 TOTAL:              18     $268,059,470   100.0%
-----------------------------------------------------
 Min: 1.19x       Max: 1.57x       Wtd. Avg.: 1.34x
-----------------------------------------------------

------------------------------------------------------
                  MORTGAGE RATE (%)
------------------------------------------------------
                      # OF      AGGREGATE
      RANGE OF     MORTGAGE   CUT-OFF DATE    % OF
  MORTGAGE RATES     LOANS     BALANCE ($)  GROUP 2
------------------------------------------------------
   4.700 - 5.299       4      112,211,114    41.9%
   5.300 - 5.499       3       44,449,411    16.6
   5.500 - 5.699       3       49,729,885    18.6
   5.700 - 5.749       2       29,550,000    11.0
   5.750 - 6.350       6       32,119,060    12.0
------------------------------------------------------
 TOTAL:               18     $268,059,470   100.0%
------------------------------------------------------
 Min: 4.7000%      Max: 6.3500%     Wtd. Avg.: 5.3603%
------------------------------------------------------

---------------------

(1)   Does not include fully amortizing loans.

(2)   Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                                 NUMBER OF
                                                 MORTGAGE
                                                  LOANS/        CUT-OFF       SHADOW
                             MORTGAGE            MORTGAGED       DATE         RATING
                               LOAN      LOAN      REAL        PRINCIPAL      FITCH/
         LOAN NAME            SELLER    GROUP   PROPERTIES     BALANCE(1)    MOODY'S(2)
--------------------------- ---------- ------- ------------ -------------- -----------

 Crossroads Center ........    MLML    1             1/1     $ 91,096,748   BBB-/Baa3
 Lodgian Portfolio ........    MLML    1             1/8       63,655,539      N/A
 ARC MHC Portfolio
 Loans(6) .................    MLML    2            2/14       60,332,290      N/A
 U-Haul Portfolio
 Loans(7) .................    MLML    1            2/34       50,276,246      N/A
 1900 Ocean
 Apartments ...............    MLML    2             1/1       46,000,000      N/A
 1500 Eckington Place .....    MLML    1             1/1       33,300,000      N/A
 Beach Club and
 Viridian Lake
 Apartments ...............     KEY    2             1/1       32,150,000      N/A
 520 Broadway .............    MLML    1             1/1       24,600,000      N/A
 150 & 200
 Meadowlands
 Parkway ..................    JPMCB   1             1/1       24,139,176      N/A
 Jefferson Commons ........    JPMCB   2             1/1       23,900,000      N/A
                                                    ----     ------------
 TOTAL/WEIGHTED
 AVERAGE ..................                        12/63     $449,450,000

                               % OF
                              INITIAL                                 LOAN                 CUT-OFF
                             MORTGAGE                               BALANCE                 DATE
                               POOL       PROPERTY     PROPERTY       PER                    LTV
         LOAN NAME            BALANCE       TYPE        SIZE(3)     SF/UNIT      DSCR       RATIO
--------------------------- ---------- ------------- ------------ ----------- ---------- ----------

 Crossroads Center ........     8.1%       Retail       775,319    $     117      1.70x      62.8%
 Lodgian Portfolio ........     5.7     Hospitality       1,786       35,641      1.71       67.0
 ARC MHC Portfolio
 Loans(6) .................     5.4         MHC(4)        3,006       20,071      1.47       78.5
 U-Haul Portfolio                           Self
 Loans(7) .................     4.5       Storage     1,523,070           33      1.60       62.3
 1900 Ocean
 Apartments ...............     4.1        Multi(5)         266      172,932      1.26(8)    75.4
 1500 Eckington Place .....     3.0        Office       247,955          134      1.57       53.3
 Beach Club and
 Viridian Lake
 Apartments ...............     2.9        Multi(5)         640       50,234      1.24       79.3
 520 Broadway .............     2.2        Office       113,141          217      1.36       76.6
 150 & 200
 Meadowlands
 Parkway ..................     2.1        Office       211,962          114      1.30       79.9
 Jefferson Commons ........     2.1        Multi(5)       1,002       23,852      1.31       78.9
                               ----                                              ------      ----
 TOTAL/WEIGHTED
 AVERAGE ..................    39.9%                                              1.51X      69.7%

---------------------
(1)  In the case of each cross-collateralized mortgage loan group, the aggregate cut-off date principal balance of the mortgage loans making up that group.

(2)  Fitch, Inc. and Moody's Investors Service, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan, in the context of its inclusion in the series
     2004-KEY2 trust fund are consistent with the characteristics of the applicable rated obligation.

(3)  Property size is indicated in pads (for manufactured housing community properties), rooms (for hospitality properties), units (for multifamily rental properties) and square feet (for office, self storage and retail properties) as applicable except for the Jefferson Commons Loan which is indicated in beds.

(4)  Manufactured housing community.

(5)  Multifamily rental property.

(6)  The ARC MHC 10 Year Loan and the ARC MHC 5 Year Loan are collectively referred to as the ARC MHC Portfolio Loans.

(7)  The U-Haul Portfolio 2 Loan and the U-Haul Portfolio 3 Loan are
     collectively referred to as the U-Haul Portfolio Loans.

(8)  DSCR was calculated by applying a $3,250,000 performance reserve in the form of a letter of credit.

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                                                    % OF
                                                                 REMAINING          % OF
                                              AGGREGATE        MORTGAGE POOL      REMAINING
                MONTHS      NUMBER OF         REMAINING          BALANCE--      MORTGAGE POOL
                 SINCE       MORTGAGE         PRINCIPAL           LOCKOUT/     BALANCE--YIELD
    DATE     CUT-OFF DATE     LOANS           BALANCE(1)       DEFEASANCE(2)     MAINTENANCE
----------- -------------- ----------- ---------------------- --------------- ----------------

 3/1/2005           6          119      $  1,120,206,547.88         99.28%           0.72%
 3/1/2006          18          119         1,107,352,123.66         99.28            0.72
 3/1/2007          30          119         1,092,184,750.32         98.09            1.91
 3/1/2008          42          119         1,074,837,442.60         94.23            1.95
 3/1/2009          54          118         1,032,178,077.56         94.06            1.99
 3/1/2010          66          113           889,442,402.39         83.38            6.43
 3/1/2011          78          112           789,943,732.71         87.21            7.08
 3/1/2012          90          104           692,461,165.81         91.03            7.88
 3/1/2013         102          104           675,286,906.12         90.22            8.69
 3/1/2014         114          100           616,896,265.22         75.04            8.81
 3/1/2015         126           11            24,146,771.22         43.72           56.28
 3/1/2016         138           11            22,275,187.83         42.16           57.84
 3/1/2017         150           10            20,269,883.72         40.13           59.87
 3/1/2018         162           10            18,314,082.47         38.09           61.91
 3/1/2019         174            9            13,622,488.52         20.07           50.39
 3/1/2020         186            5             6,469,458.69         33.33           65.46
 3/1/2021         198            4             5,308,145.26         32.79           67.21
 3/1/2022         210            4             4,157,691.69         31.24           68.76
 3/1/2023         222            4             2,935,729.40         17.68           40.83
 3/1/2024         234            4             1,637,873.62         11.42           63.20
 3/1/2025         246            0                       --          0.00            0.00

                  % OF            % OF            % OF            % OF            % OF           % OF
               REMAINING       REMAINING       REMAINING       REMAINING       REMAINING       REMAINING
             MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL
              BALANCE: 5%     BALANCE: 4%     BALANCE: 3%     BALANCE: 2%     BALANCE: 1%      BALANCE--
    DATE        PENALTY         PENALTY         PENALTY         PENALTY         PENALTY          OPEN          TOTAL
----------- --------------- --------------- --------------- --------------- --------------- -------------- ------------

 3/1/2005           0%              0%              0%              0%              0%              0%         100.00%
 3/1/2006           0               0               0               0               0               0          100.00
 3/1/2007           0               0               0               0               0               0          100.00
 3/1/2008        0.65               0               0            0.88               0            2.29          100.00
 3/1/2009        0.66               0               0               0            0.90            2.38          100.00
 3/1/2010        0.39            0.49               0               0               0            9.30          100.00
 3/1/2011           0            0.98               0               0               0            4.74          100.00
 3/1/2012           0               0            1.09               0               0               0          100.00
 3/1/2013           0               0               0            1.08               0               0          100.00
 3/1/2014           0               0               0               0            1.15           14.99          100.00
 3/1/2015           0               0               0               0               0               0          100.00
 3/1/2016           0               0               0               0               0               0          100.00
 3/1/2017           0               0               0               0               0               0          100.00
 3/1/2018           0               0               0               0               0               0          100.00
 3/1/2019           0               0               0               0               0           29.53          100.00
 3/1/2020           0               0               0               0               0            1.21          100.00
 3/1/2021           0               0               0               0               0               0          100.00
 3/1/2022           0               0               0               0               0               0          100.00
 3/1/2023           0               0               0               0               0           41.49          100.00
 3/1/2024           0               0               0               0               0           25.38          100.00
 3/1/2025           0               0               0               0               0               0               0

---------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective anticipated repayment dates. Otherwise calculated based on Modeling Assumptions to be described in the prospectus supplement.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

CROSSROADS CENTER
-----------------

                      [CROSSROADS CENTER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                            St. Cloud, MN
 Property Type                                                  Anchored Retail
 Size (Sq. Ft.)                                                         775,319
 Percentage In-line Occupancy as of July 21, 2004                        82.53%
 Year Built/Renovated                                                 1966/2004
 Appraisal Value                                                   $145,100,000
 # of Tenants                                                               115
 Average Rent Per Square Foot                                            $10.32
 Underwritten In-line Occupancy                                           81.1%
 Underwritten Revenues                                              $15,109,983
 Underwritten Total Expenses                                         $4,905,407
 Underwritten Net Operating Income (NOI)                            $10,204,577
 Underwritten Net Cash Flow (NCF)                                    $9,653,215
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION(1)
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                 July 26, 2004
 Cut-off Date Principal Balance                                     $91,096,748
 Cut-off Date Loan Balance Per SF                                       $117.50
 Percentage of Initial Mortgage Pool Balance                               8.1%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                           4.727%
 Amortization Type                                                      Balloon
 IO Period (Months)                                                           0
 Original Term to Maturity/ARD (Months)                                      72
 Original Amortization Term (Months)                                        360
 Lockbox                                                                Hard(2)
 Cut-off Date LTV Ratio                                                   62.8%
 LTV Ratio at Maturity or ARD                                             56.5%
 Underwritten DSCR on NOI                                                 1.79x
 Underwritten DSCR on NCF                                                 1.70x
--------------------------------------------------------------------------------

---------------------
(1)  Fitch, Inc. and Moody's Investors Service, Inc., have indicated that in accordance with their respective methodologies, the credit characteristics of the Crossroads Center Loan are consistent with the characteristics of
     BBB-/Baa3 obligations, respectively.

(2)  The loan is structured with a lockbox account into which all rents and other revenues from the Crossroads Center property are required to be deposited. Prior to the occurrence of a Cash Management Trigger Event, amounts in the lockbox account are swept daily to a borrower controlled account. Upon the occurrence of a Cash Management Trigger Event, amounts in the lockbox account are swept into a cash management account controlled by the lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.06x.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                         [CROSSROADS CENTER MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Crossroads Center Loan") is evidenced by a promissory note in the original principal amount of $91,200,000 and secured by a mortgage encumbering a regional mall located at 4101 West Division Street,
St. Cloud, Minnesota (the "Crossroads Center Property"). The Crossroads Center
Loan represents 8.1% of the initial mortgage pool balance and 10.6% of the initial loan group 1 balance. The Crossroads Center Loan was originated on July
26, 2004, and has a principal balance as of the cut-off date of $91,096,748.

The Crossroads Center Loan has a remaining term of 71 months and a scheduled maturity of August 1, 2010. The Crossroads Center Loan may be prepaid on or after February 1, 2010, and permits defeasance with United States government obligations beginning two years after the securitization of the Crossroads
Center Loan.

THE BORROWER. The borrowing entity is St. Cloud Mall L.L.C., which is a single purpose bankruptcy remote entity. Legal counsel to the borrower delivered a non-consolidation opinion with the origination of the Crossroads Center Loan.
St. Cloud Mall L.L.C. is 100% owned by St. Cloud Mall Holding L.L.C., which is
100% owned by GGP Limited Partnership, whose parent company is General Growth
Properties, Inc (NYSE: GGP). Headquartered in Chicago, General Growth
Properties, Inc. ("GGP") and its predecessor companies have been in the shopping center business for fifty years. GGP is currently the third largest regional mall Real Estate Investment Trust ("REIT") in the United States ranked by equity capitalization. GGP had ownership interests in, or management responsibility for 177 regional shopping malls totaling approximately 153 million square feet of retail space as of July 2004. As of August 26, 2004, GGP had an equity capitalization of approximately $6.3 billion and a total market capitalization of approximately $14.5 billion (including approximately $8.2 billion of debt as of June 30, 2004).

THE PROPERTY. Crossroads Center Property is a single level enclosed regional mall located in St. Cloud, Minnesota, approximately 70 miles outside of
Minneapolis. It opened in 1966 and was purchased by GGP in April 2000. The mall has approximately 904,594 square feet and approximately 115 tenants. Anchor stores include Marshall Field's, Sears, JC Penney, Target and Scheel's All
Sports. Major in-line tenants include Victoria's Secret, Gap, PacSun, Casual
Corner, Limited, Express, American Eagle Outfitters, Eddie Bauer and Gymboree.
An approximately $33.1 million renovation and expansion was recently completed which included the creation of a 4,300 square foot food court with new food court spaces and a new family restroom area, a new Scheel's All Sports store, which replaced the prior in-line store, the remodeling of the Target store, which received a new storefront, a major interior renovation including the addition of over 21,000 square feet that includes a new grocery area, pharmacy and fixtures, and finally, a major reconfiguration of the parking lot that improved traffic flow. Immediately surrounding the Crossroads Center Property is a diverse mix of land uses, including office, retail, residential and industrial. An area of single and multifamily housing is present on the northwest corner of the property but is not a part of the property. Directly opposite Crossroads Center on Division Street is a power center anchored by
Barnes & Noble Books, Office Depot and Chipotle.

The Crossroads Center Property is located at the Northwest Corner of Division
Street and Highway 15. Part of the property is located in the city of St. Cloud and part of it is located in the city of Waite. Regional access is provided by
Interstate 94, State Route 10 and State Route 23.

The following table presents certain information relating to the anchor tenants at the Crossroads Center Property:

--------------------------------------------------------------------
                         ANCHOR TENANTS
                         --------------

         TENANT NAME                     PARENT COMPANY
--------------------------------------------------------------------

 J.C. Penney ............. J.C. Penney Company, Inc (NYSE: JCP)
 Target(3)................    Target Corporation (NYSE: TGT)
 Sears(4).................    Sears Roebuck and Co. (NYSE: S)
 Marshall Fields(5).......       The May Department Stores
                                    Company (NYSE: MAY)
 Scheel's All Sports .....          Scheel's All Sports

-------------------------------------------------------------------------------------------------------

                                    CREDIT          SQUARE      % OF     2003   BASE RENT      LEASE
         TENANT NAME               RATINGS           FEET       GLA     SALES      PSF      EXPIRATION
                            (FITCH/S&P/MOODY'S)(1)                      PSF(2)
-------------------------------------------------------------------------------------------------------

 J.C. Penney .............       BB+/BB+/Ba3       167,652     21.6%     $183     $1.12       1/2006
 Target(3)................         A/A+/A2         129,275      NAP        NA       NAP         NAP
 Sears(4).................      BBB/BBB/Baa1       126,515     16.3%     $174     $0.00       6/2009
 Marshall Fields(5).......
                                BBB/BBB/Baa2       100,000     12.9%     $154     $0.00       1/2027
 Scheel's All Sports .....        NA/NA/NA          82,238     10.6%     $636     $7.50       2/2024

---------------------
(1)  Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.

(2)  Sales per square foot for 2003 as reported by the borrower. No representation is made as to the accuracy of the sales data.

(3)  The Target space is anchor-owned and not part of the collateral for the
     Crossroads Center Loan.

(4)  Sears pays only percentage rent.

(5)  Marshall Fields is a ground lease tenant and it pays only percentage rent.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule for the Crossroads Center Property:

--------------------------------------------------------------------------------
                           LEASE ROLLOVER SCHEDULE(1)
                           --------------------------
                          NUMBER OF     SQUARE
                           LEASES       FEET      % OF GLA     BASE RENT
           YEAR           EXPIRING    EXPIRING    EXPIRING     EXPIRING
--------------------------------------------------------------------------------

 Vacant ...............      NAP       33,434        4.3%        NAP
 Temporary/MTM/Expired.       14       24,093        3.1%    $  475,349
 2004 .................        4        1,120        0.1%    $  153,852
 2005 .................        8       14,101        1.8%    $  326,736
 2006 .................       11      187,925       24.2%    $  717,684
 2007 .................       13       35,309        4.6%    $  854,448
 2008 .................       14       42,938        5.5%    $  897,132
 2009 .................       11      144,974       18.7%    $  614,790
 2010 .................        7       22,806        2.9%    $  559,644
 2011 .................        4       12,420        1.6%    $  235,248
 2012 .................        9       29,823        3.8%    $  688,512
 2013 .................        7       17,551        2.3%    $  570,912
 2014 .................        7       20,812        2.7%    $  801,016
 2015 .................        4        5,775        0.7%    $  326,636
 Thereafter ...........        2      182,238       23.5%    $  616,788
-----------------------      ---      -------      -----     ----------
 TOTAL ................      115      775,319      100.0%    $7,838,747

---------------------------------------------------------------------------------------------

                             % OF     CUMULATIVE     CUMULATIVE    CUMULATIVE    CUMULATIVE
                         BASE RENT   SQUARE FEET       % OF        BASE RENT       % OF
           YEAR           EXPIRING     EXPIRING    GLA EXPIRING     EXPIRING     BASE RENT
---------------------------------------------------------------------------------------------

 Vacant ...............      NAP        33,434           4.3%         NAP            NAP
 Temporary/MTM/Expired.      6.1%       57,527           7.4%     $  475,349         6.1%
 2004 .................      2.0%       58,647           7.6%     $  629,201         8.0%
 2005 .................      4.2%       72,748           9.4%     $  955,937        12.2%
 2006 .................      9.2%      260,673          33.6%     $1,673,621        21.4%
 2007 .................     10.9%      295,982          38.2%     $2,528,069        32.3%
 2008 .................     11.4%      338,920          43.7%     $3,425,201        43.7%
 2009 .................      7.8%      483,894          62.4%     $4,039,991        51.5%
 2010 .................      7.1%      506,700          65.4%     $4,599,635        58.7%
 2011 .................      3.0%      519,120          67.0%     $4,834,883        61.7%
 2012 .................      8.8%      548,943          70.8%     $5,523,395        70.5%
 2013 .................      7.3%      566,494          73.1%     $6,094,307        77.7%
 2014 .................     10.2%      587,306          75.8%     $6,895,323        88.0%
 2015 .................      4.2%      593,081          76.5%     $7,221,959        92.1%
 Thereafter ...........      7.9%      775,319         100.0%     $7,838,747       100.0%
------------------------   -----       -------         -----      ----------      ------
 TOTAL ................    100.0%      775,319         100.0%     $7,838,747       100.0%

THE MARKET(2). The Crossroads Center is located in the southwestern section of the St. Cloud MSA, which is approximately 70 miles northwest of Minneapolis.
The St. Cloud MSA includes Benton and Stearns Counties and is located in the central portion of Minnesota along the banks of the Mississippi and Sauk
Rivers. The region is served by Interstate 94, which provides direct access to major markets such as Minneapolis, MN, Madison, WI, and Chicago, IL.

The Crossroads Center's primary trade area resides within an approximate
10-mile radius. Population within the mall's primary trade area was estimated to be 141,288 in 2003 which represented an annual growth rate of 1.1% from 2000 to 2003. The number of households in this area was estimated at 52,178, with an average household income of approximately of $61,163 in 2003.

MEZZANINE LOAN. St. Cloud Mall Holding L.L.C. has pledged its 100% ownership interest in St. Cloud Mall L.L.C. to secure a mezzanine loan (the "Crossroads
Center Mezzanine Loan") having an outstanding principal amount of $28,777,837 as of September 1, 2004. In addition, GGP Limited Partnership has guaranteed the Crossroads Center Mezzanine Loan (the "Crossroads Center Guarantee"). The
Crossroads Center Guarantee will be reduced as the Crossroads Center Loan and
Crossroads Center Mezzanine Loan amortize and as net operating income increases.

ESCROWS/RESERVES. The loan documents do not require escrows of real estate taxes, insurance, replacement and rollover reserves, provided that: (i) no event of default has occurred and is continuing and (ii) the actual trailing
12-month debt service coverage is not less than 1.06x. In the event either trigger event described in (i) and (ii) above occurs, the borrower is required to make deposits into the applicable reserve accounts (except that insurance reserves are not required if insurance coverage is provided under blanket policies). However, the replacement and rollover reserves are capped at twelve
(12) months of deposits.

PROPERTY MANAGEMENT. The borrower, St. Cloud Mall L.L.C., is the property manager for the Crossroads Center.

---------------------
(1)  Information obtained from borrower provided rent roll as of July 21, 2004.

(2)  Certain information from the third party appraisal dated 7/15/2004 may rely upon many assumptions and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

LODGIAN PORTFOLIO

                      [LODGIAN PORTFOLIO PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Properties                                               8
 Location (City/State)                                                See Table
 Property Type                                                      Hospitality
 Size (Rooms)                                                             1,786
 Percentage Occupancy as of April 2004                                   63.90%
 Year Built                                                           See Chart
 Appraised Value                                                    $95,000,000
 Underwritten Occupancy                                                  63.90%
 Underwritten Revenues                                              $43,760,161
 Underwritten Total Expenses                                        $33,130,409
 Underwritten Net Operating Income (NOI)                            $10,629,752
 Underwritten Net Cash Flow (NCF)                                   $ 8,879,345
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                     6/25/2004
 Cut-off Date Principal Balance                                     $63,655,539
 Cut-off Date Loan Balance Per Room                                     $35,641
 Percentage of Initial Mortgage Pool Balance                               5.7%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/fee and leasehold)                                   7/1
 Mortgage Rate                                                           6.577%
 Amortization Type                                                      Balloon
 IO Period (Months)                                                           0
 Original Term to Maturity/ARD (Months)                                      60
 Original Amortization Term (Months)                                        300
 Lockbox                                                                Hard(1)
 Cut-off Date LTV Ratio                                                   67.0%
 LTV Ratio at Maturity or ARD                                             61.2%
 Underwritten DSCR on NOI                                                 2.04x
 Underwritten DSCR on NCF                                                 1.71x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account into which all revenues from the properties are required to be deposited. Following funding of reserve accounts for impositions and insurance, debt service, a reserve for furniture, fixtures and equipment ("FF&E"), and the mezzanine loan debt service reserve, remaining amounts in the lockbox are swept daily to a borrower controlled account. Upon the occurrence of a Cash Trap Trigger
     Event, amounts remaining in the lockbox account after funding all reserves are swept into a cash management account controlled by the lender, with operating expenses released to borrower on a daily basis in accordance with the applicable approved budget. A "Cash Trap Trigger Event" occurs as of the end of any calendar quarter when the debt yield (net cash flow divided by the outstanding principal amount of the loan and 24.5% of the principal balance of the mezzanine loan) is less than the minimum debt yield (year 1
     -- 9%; year 2 -- 10%; year 3 -- 11%; year 4 -- 12%; and year 5 -- 13%) for the trailing twelve month period, and shall continue to exist until the minimum debt yield test is satisfied for three consecutive calendar quarters (on a trailing twelve month basis). During a Cash Trap Trigger
     Event, borrower has access to the reserve established for replacement of
     FF&E provided that appropriate reporting requirements are satisfied and all amounts are expended in accordance with the applicable FF&E budget approved by lender.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                         [LODGIAN PORTFOLIO MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lodgian Portfolio Loan") is secured by a first mortgage loan on the fee interest in seven full service hotels and the fee and leasehold interest in 1 full service hotel (each, a "Lodgian Portfolio
Property" and collectively the "Lodgian Portfolio Properties") totaling 1,786 rooms. The Lodgian Portfolio Loan represents 5.7% of the initial mortgage pool balance and 7.4% of the initial loan group 1 balance. The Lodgian Portfolio
Loan was originated on June 25, 2004, and has a principal balance as of the cut-off date of $63,655,539.

The Lodgian Portfolio Loan has a remaining term of 58 months and a scheduled maturity of July 1, 2009. The Lodgian Portfolio Loan may be prepaid on or after
May 1, 2009, and permits defeasance with United States government obligations beginning two years after the securitization of the Lodgian Portfolio Loan.

THE BORROWER. The borrowers (the "Lodgian Portfolio Borrowers") are five special purpose entities (see table below), owned and controlled indirectly by
Lodgian, Inc. (AMEX: LGN). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lodgian
Portfolio Loan.

Lodgian, Inc. ("Lodgian" or the "Sponsor") was formed as a new parent company in conjunction with the merger of Servico, Inc. and Impac Hotel Group, LLC in
December 1998. Servico was incorporated in Delaware in 1956 and was an owner and operator of hotels under a series of different entities. Impac was a private hotel ownership, management and development company organized in
Georgia in 1997 through a reorganization of predecessor entities. After the consummation of the merger, the Sponsor's portfolio consisted of 142 hotels.

The Sponsor and substantially all of its subsidiaries that owned hotels filed for voluntary reorganization under Chapter 11 of the Bankruptcy Code on
December 20, 2001. At the time of the filing, the portfolio consisted of 106 hotels. Lodgian emerged from Chapter 11 in two phases; first, 78 hotels emerged from Chapter 11 on November 25, 2002, then 18 hotels emerged from Chapter 11 on
May 22, 2003. As of August 12, 2004, Lodgian and its affiliates own interests in approximately 87 hotels.

In a continuing effort to recapitalize the company post-bankruptcy, Lodgian raised approximately $177 million in net proceeds through a common stock offering on June 25, 2004. The proceeds of the offering were used to redeem all of the shares of Series A Preferred Stock which were not converted into common stock, to fund certain capital expenditures, reserve accounts and for general corporate purposes. As of August 12, 2004, Lodgian's total market capitalization was approximately $238 million.

THE PROPERTIES. The Lodgian Portfolio Loan is collateralized by 8 properties containing a total of 1,786 rooms. The properties are located in 5 states and are flagged with nationally recognized hotel brands.

The following tables present certain information relating to the Lodgian
Portfolio Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      CUT-OFF DATE     YEAR BUILT (YR
 PROPERTY NAME                         PROPERTY LOCATION     ROOMS  ALLOCATED BALANCE     RENOVATED)                BORROWER
------------------------------------------------------------------------------------------------------------------------------------

 Marriott - Aurora                        Aurora, CO         238       $17,513,978           1998            Lodgian Denver LLC
 Courtyard by Marriott - Atlanta          Atlanta, GA        181       $15,938,578           1996          Impac Hotels I, L.L.C.
 Doubletree Club - Philadelphia        Philadelphia, PA      189       $ 9,745,730       1971 (1997)       Impac Hotels I, L.L.C.
 Crowne Plaza - Macon                      Macon, GA         297       $ 6,934,155       1970 (2003)     Macon Hotel Associates, LLC
 Holiday Inn Select - Strongsville     Strongsville, OH      302       $ 6,213,801       1966 (1996)       Impac Hotels I, L.L.C.
 Holiday Inn - Marietta                  Marietta, GA        193       $ 2,743,730       1975 (1996)       Impac Hotels I, L.L.C.
 Holiday Inn - Lancaster                 Lancaster, PA       189       $ 2,438,428       1971 (2000)     Lodgian Hotels Fixed I, LLC
 Clarion - North Charleston          North Charleston, SC    197       $ 2,127,139       1981 (2001)      Servico Northwoods, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                     1,786       $63,655,539
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TRAILING
                                                                                                     12-MONTH
                                            2000            2001          2002           2003        APRIL 2004          UW
------------------------------------------------------------------------------------------------------------------------------------

  Average Daily Rate (ADR):                $83.44         $83.28         $77.12         $76.20         $76.89         $80.03
  Occupancy %:                              68.5%          63.3%          63.2%          62.9%          63.9%          63.9%
  RevPAR:                                  $57.14         $52.68         $48.73         $47.90         $49.14         $51.14
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                         PENETRATION INDICES(1)
                                         ----------------------

 PROPERTY NAME                                      ADR INDEX        OCCUPANCY INDEX       REVPAR INDEX
--------------------------------------------------------------------------------------------------------

 Marriott -- Aurora .........................         127%                121%                 154%
 Courtyard by Marriott -- Atlanta ...........         123%                101%                 125%
 Doubletree Club -- Philadelphia ............         108%                106%                 115%
 Crowne Plaza -- Macon ......................         107%                 90%                  97%
 Holiday Inn Select -- Strongsville .........         100%                121%                 120%
 Holiday Inn -- Marietta ....................         102%                104%                 106%
 Holiday Inn -- Lancaster ...................          84%                 89%                  75%
 Clarion -- North Charleston ................         100%                 98%                  98%
  Weighted Average ..........................         104%                105%                 114%
--------------------------------------------------------------------------------------------------------

THE MARKET.(2) Aurora, Colorado is located in the Denver MSA. The Marriott
Aurora property is located at 16455 East 40th Circle in the City of Aurora, in
Adams County, Colorado, to the east of downtown Denver. The subject is highly visible from both Interstate 70 and Pena Boulevard. According to the Star
Report, the April 2004 TTM average for the competitive set in occupancy, average daily room rate and RevPAR was 65.6%, $85.13 and $55.85, respectively.

Atlanta, Georgia is located in the Atlanta MSA. The Courtyard by Marriott
Atlanta property, also known as the Courtyard Buckhead, is located at 3332
Peachtree Road NE, a major north-south thoroughfare that bisects Atlanta and is perpendicular to Interstate 75/85, in Fulton County, Georgia. The property is located near a large concentration of Class A professional office developments.
According to the Star Report, the April 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 66.8%, $95.64 and $63.89, respectively.

Philadelphia, Pennsylvania is located in the Philadelphia MSA. The Doubletree
Club Philadelphia is located at 9461 Roosevelt Boulevard in the City of
Philadelphia, in Philadelphia County, Pennsylvania, approximately 15 miles north of Center City and five miles south of the Pennsylvania Turnpike.
According to the Star Report, the April 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 66.0%, $85.76 and $56.60, respectively.

Macon, Georgia is located in the Macon MSA. The Crowne Plaza Macon property is located at 108 First Street in the City of Macon, in Bibb County, Georgia. The
property is located in downtown Macon, in the southeast quadrant of Riverside
Drive and First Street. According to the Star Report, the April 2004 TTM
average for the competitive set in occupancy, average room rate and RevPAR was
54.2%, $64.39 and $34.90, respectively.

Strongsville, Ohio is located in the Cleveland-Akron CMSA. The Holiday Inn
Select Strongsville property is located at 15471 Royalton Road in the city of
Strongsville, in Cuyahoga County, Ohio, a satellite city located 20 miles southwest of downtown Cleveland. The subject is highly visible from
Interestate-71. According to the Star Report, the April 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR 56.4%, $65.17 and $36.76, respectively.

Marietta, Georgia is located in the Atlanta MSA. The Holiday Inn Marietta property is located at 2265 Kingston Court in the City of Marietta, in Cobb
County, Georgia, in the northwest quadrant of the Atlanta MSA. The subject is highly visible from I-75 northbound. According to the Star Report, the April
2004 TTM average for the competitive set in occupancy, average room rate and
RevPAR was 53.1%, $55.05 and $29.23, respectively.

Lancaster, Pennsylvania is located in the Lancaster MSA. The Holiday Inn
Lancaster property is located at 521 Greenfield Road in Lancaster County,
Pennsylvania, approximately three miles from the downtown Lancaster business district. Primary access to the property's neighborhood is provided by U.S. 30 which is the major east-west thoroughfare through the area. According to the
Star Report, the April 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 62.2%, $86.99 and $54.11, respectively.

North Charleston, South Carolina is located in the Charleston MSA. The Clarion
North Charleston property is located at 7401 Northwoods Boulevard in the City of North Charleston, in Charleston County, South Carolina. Overall, the
subject's location is considered mediocre with limited access. According to the
Star Report, the April 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 69.7%, $52.86 and $36.84, respectively.

---------------------
(1)  Lodgian Portfolio Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from Smith Travel STAR Reports as of April 2004.

(2)  Certain information from third-party appraisals dated 5/1/2004 may rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Lodgian Portfolio Loan:

--------------------------------------------------------------------------------
                                ESCROWS
                                -------
 ESCROW/RESERVES:                             INITIAL         MONTHLY
--------------------------------------------------------------------------------

  Taxes: ..............................    $  600,000       $127,200
  Insurance: ..........................    $  623,900       $ 70,100
  Ground Rent: ........................    $   11,805       $  5,902
  Capital Expenditure / FF&E: .........    $2,985,668              4%(1)
  Environmental: ......................    $    1,613       $      0
--------------------------------------------------------------------------------

ADDITIONAL DEBT. A mezzanine loan (the "Lodgian Mezzanine Loan") in the amount of $100 was advanced by Merrill Lynch at the time of the closing of the Lodgian
Portfolio Loan. The Lodgian Mezzanine Loan is secured by pledges of the ownership interests in the Lodgian Portfolio Borrowers and the borrowing entities under three other fixed rate mortgage loans advanced to affiliates of the Lodgian Portfolio Borrowers by Merrill Lynch simultaneously with the origination of the Lodgian Portfolio Loan. Merrill Lynch has the right to increase the Lodgian Mezzanine Loan Balance in connection with a corresponding reduction in first mortgage debt across one or more of the three other fixed rate loans.

CASH FLOW SWEEP. Excess cash flow will be trapped in a cash trap reserve account if debt yield is less than (a) 9% in the first year of the Lodgian
Portfolio Loan term, (b) 10% in the second year of the Lodgian Portfolio Loan term, (c) 11% in the third year of the Lodgian Portfolio Loan term, (d) 12%
during the fourth year of the Lodgian Portfolio Loan term and (e) 13% during the fifth year of the Lodgian Portfolio Loan term. To avoid a cash trap, the
Lodgian Portfolio Borrowers may make a principal prepayment in an amount equal to the greater of (a) 1% of the aggregate outstanding principal balance of the
Lodgian Portfolio Loan and the Lodgian Mezzanine Loan and (b) 120% of the
amount sufficient to cause the debt yield to equal the applicable minimum required debt yield. Amounts on deposit in the cash trap reserve may be applied, at Lodgian Portfolio Borrowers' election, to pay scheduled payments of principal and interest, not to exceed $525,000 in the aggregate under the
Lodgian Portfolio Loan and the portion of the Lodgian Mezzanine Loan, capital expenditures approved by the lender to pay down the Lodgian Portfolio Loan to avoid the cash trap, as set forth in the previous sentence.

PROPERTY MANAGEMENT. Lodgian Management Corporation (the "Manager") is the
property manager for all of the Lodgian Portfolio Properties. The Manager
manages Lodgian's approximately 87 hotels, with an aggregate of over 16,000 rooms, located in approximately 30 states and Canada. The Manager's hotels are primarily full-service properties that offer food and beverage services, meeting space and banquet facilities that compete in the midscale and upscale market segments of the lodging industry. The Manager operates all but three of its hotels under franchises obtained from nationally recognized hospitality franchisors. The Manager has subordinated the management agreements and its fees payable thereunder and agreed that the lender may terminate it as property manager with respect to any or all of the Lodgian Portfolio Properties upon the occurrence of an event of default under the Lodgian Portfolio Loan.

---------------------
(1)  Operating Revenues generated from the Lodgian Portfolio Properties for the prior calender month.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ARC MHC PORTFOLIO
-----------------

                      [ARC MHC PORTFOLIO PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                        14
 Location (City/State)                                         Various/Various
 Property Type                                                          MHC(1)
 Size (Pads)                                                             3,006
 Percentage Occupancy as of various occupancy
      dates                                                              88.7%
 Year Built                                                            Various
 Average Rent Per Pad                                                  $319.11
 Appraised Value                                                   $76,850,000
 Underwritten Revenues                                             $10,874,133
 Underwritten Total Expenses                                        $4,744,769
 Underwritten Net Operating Income (NOI)                            $6,129,363
 Underwritten Net Cash Flow (NCF)                                   $5,979,062
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------

 Mortgage Loan Seller                                                      MLML
 Origination Date                                             February 18, 2004
 Aggregate Cut-off Date Principal Balance                           $60,332,290
 Cut-off Date Loan Balance Per Pad                                      $20,071
 Percentage of Initial Mortgage Pool Balance                               5.4%
 Number of Mortgage Loans                                                     2
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                            5.530%(2) & 5.050%(3)
 Amortization Type                                                      Balloon
 IO Period (Months)                                                           0
 Original Term to Maturity/ARD (Months)                          120(2) & 60(3)
 Original Amortization Term (Months)                                        360
 Lockbox                                                 Soft-Springing Hard(4)
 Cut-off Date LTV Ratio(5)                                                78.5%
 LTV Ratio at Maturity or ARD(5)                                          69.0%
 Underwritten DSCR on NOI(5)                                              1.51x
 Underwritten DSCR on NCF(5)                                              1.47x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community.

(2)  With respect to the ARC MHC 10 Year Loan.

(3)  With respect to the ARC MHC 5 Year Loan.

(4)  Each of the ARC MHC Portfolio Loans is structured with local collection accounts with banks located within or close to the states in which the ARC
     MHC Properties are located and a central collection account all of which are under the control of the lender. The respective borrowers are required to deposit all rents, revenues and receipts from each of the borrower's respective ARC MHC Properties into the local collection accounts and/or the central collection account. The lender is authorized to transfer all collected and available balances from the local collection accounts to the central collection account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses and other amounts under the respective loan agreements (the "Residual Funds") are disbursed to the respective borrowers, provided no event of default is continuing. Upon the occurrence of an event of default and upon the request of the lender, each borrower is required to deliver to each tenant at its respective ARC MHC
     Properties an irrevocable direction letter directing such tenant to pay all rents and other sums payable by such tenant under its lease directly into the central collection account (or into the local collection accounts, as the lender may request). During the continuance of an event of default, all
     Residual Funds will remain under the control of the lender and may be allocated in the lender's sole discretion to the payment of the indebtedness.

(5)  Weighted average of both loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                         [ARC MHC PORTFOLIO MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                         [ARC MHC PORTFOLIO MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "ARC MHC 10 Year Loan" and the "ARC MHC 5
Year Loan" and collectively the, "ARC MHC Portfolio Loans") are evidenced by two notes that are cross-collateralized and cross-defaulted with each other that are secured by first mortgages or deeds of trusts encumbering 14 manufactured housing communities (each, a "ARC MHC Property" and collectively, the "ARC MHC Properties,") located throughout the United States of America. The
ARC MHC Portfolio Loans represent approximately 5.4% of the initial mortgage pool balance and 22.5% of the initial mortgage pool balance of loan group 2.
The ARC MHC Portfolio Loans were originated on February 18, 2004, and have a principal balance as of the cut-off date of approximately $60,332,290.08.

The ARC MHC 10 Year Loan has a remaining term of 114 months to its maturity date of March 1, 2014. The ARC MHC 5 Year Loan has a remaining term of 54 months to its anticipated maturity date of March 1, 2009. The ARC MHC Portfolio
Loans permit defeasance with United States government obligations beginning two years after securitization of the ARC MHC Portfolio Loans.

THE BORROWERS. There are two borrowers under the ARC MHC Portfolio Loans. Each borrower was established as a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ARC MHC Portfolio Loans. The sponsor of the borrowers is the publicly traded REIT, Affordable Residential Communities Inc. and Affordable
Residential Communities LP (NYSE: ARC), ("ARC,") a Denver based Real Estate
Investment Trust that builds and manages affordable housing communities. ARC currently owns and operates approximately 67,000 home sites located in 302 communities in 29 states, making them the largest owner and operator of manufactured housing communities in the United States. As of September 1, 2004
ARC had a market capitalization of approximately $637 million.

THE PROPERTIES. The ARC MHC Properties consists of 14 manufactured housing communities located across eight states. There are a total of 3,006 pads with a weighted average occupancy of 88.7%. On average, there are 215 pads per location. Communities range in size from 70 to 421 pads. The two largest state concentrations are Utah with four communities totaling 851 home sites (28.3%), and Texas with three communities totaling 625 home sites (20.8%). As of the closing of the ARC MHC Portfolio Loans, 371 pads are currently leased to ARC
Housing, LLC or its affiliates, which are subsidiaries of ARC, under one or more leases, which leases provide for rent to be payable for each leased pad in the event the pad is subleased to a third party or the related manufactured housing community is more then 97% leased. Any such rents are to be no less than the greater of the subrental rate for the pad or market rates.

The following table presents certain information relating to the ARC MHC
Portfolio Loans:

--------------------------------------------------------------------------
                           PORTFOLIO PROPERTIES
                           --------------------
                                                          YEAR
                                                        BUILT/     NUMBER
 PROPERTY NAME                        LOCATION        RENOVATED   OF PADS
--------------------------------------------------------------------------

 Chateau Jonesboro ..........      Jonesboro, GA        1968          75
 Lakewood Estates ...........      Davenport, IA     1976/1997       180
 Green Park South ...........       Pelham, AL          1972         421
 Misty Winds ................   Corpus Christi, TX      1984         354
 Cottonwood Grove ...........        Plano, TX       1985/1999       152
 Sunset Vista ...............        Magna, UT          1986         207
 Trailmont ..................   Goodlettsville, TN      1968         131
 Riverdale ..................      Riverdale, UT        1967         232
 Villa West (UT) ............     West Jordan, UT       1973         211
 Western Hills ..............        Davie, FL          1971         394
 Terrace II .................       Casper, WY          1975          70
 Riverside (UT) .............  West Valley City, UT     1998         201
 Hampton Acres ..............       Desoto, TX          1981         119
 Southridge Estates .........     Des Moines, IA     1968-1998       259
--------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....                                      3,006
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                 % OF                   AVERAGE
                                TOTAL      AVERAGE      MARKET                   APPRAISED
 PROPERTY NAME                   PADS     RENT/PAD     RENT/PAD(1)  OCCUPANCY     VALUE(1)
----------------------------------------------------------------------------------------------

 Chateau Jonesboro ..........   2.5%    $   268      $   268          100.0%   $ 1,930,000
 Lakewood Estates ...........   6.0%    $   282      $   282           90.6%   $ 3,800,000
 Green Park South ...........  14.0%    $   255      $   255           93.6%   $ 8,100,000
 Misty Winds ................  11.8%    $   273      $   263           89.2%   $ 6,620,000
 Cottonwood Grove ...........   5.1%    $   375      $   375           80.3%   $ 4,750,000
 Sunset Vista ...............   6.9%    $   315      $   315           76.3%   $ 5,760,000
 Trailmont ..................   4.4%    $   295      $   295           93.1%   $ 2,900,000
 Riverdale ..................   7.7%    $   300      $   300           96.1%   $ 6,990,000
 Villa West (UT) ............   7.0%    $   365      $   365           96.7%   $ 7,100,000
 Western Hills ..............  13.1%    $   470      $   470           96.2%   $14,900,000
 Terrace II .................   2.3%    $   195      $   195           98.6%   $ 1,200,000
 Riverside (UT) .............   6.7%    $   340      $   340           81.6%   $ 5,100,000
 Hampton Acres ..............   4.0%    $   291      $   291           68.1%   $ 2,350,000
 Southridge Estates .........   8.6%    $   290      $   290           85.3%   $ 5,350,000
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ..... 100.0%    $319.11      $317.93           88.7%   $76,850,000
----------------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third-party appraisals. The appraisals rely upon various assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the ARC MHC Loan:

--------------------------------------------------------------------------
                             ESCROWS/RESERVES
                             ----------------
--------------------------------------------------------------------------
 TYPE                                        INITIAL            MONTHLY

  Taxes ............................   $   246,601.39      $ 102,236.09
  Insurance ........................   $    41,870.97      $  11,528.17
  Deferred Maintenance .............   $ 1,149,468.75      $          0
  Replacement Reserve ..............   $    12,525.00      $  12,525.00(1)
  Master Lease Reserve .............   $   107,995.00      $          0
  Security Deposit Reserve .........   $   574,788.97      $          0
  Prepaid Rent Reserve .............   $       25,366      $          0
--------------------------------------------------------------------------

RELEASE PROVISIONS. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the ARC MHC
Portfolio Loans in connection with a partial release (a "Partial Release") of up to two of the ARC MHC Properties per loan provided that the conditions set forth in the loan documents are satisfied, including: (i) No Partial Release will be permitted until after the second anniversary of [securitization closing date] or if any event of Default (as defined in the loan documents) has occurred and is continuing, (ii) Borrower must establish to lender's satisfaction that the debt service coverage ratio (as determined in accordance with the loan documents) for the remainder of the ARC MHC Properties for the related loan (i.e., exclusive of any income from the Partial Release property)
is and shall continue to be equal to or greater than the greater of (a) the debt service coverage ratio for the ARC MHC Properties for the related loan calculated immediately prior to the Partial Release, and (b) 1.30x, (iii)
Borrower will complete a partial defeasance equal to 125% of the allocated loan amount for the Partial Release property and (iv) LTV lesser of (a) 75% or (b)
LTV of Mortgage Property (inclusive of partial release property).

PROPERTY MANAGEMENT. ARC Management Services, Inc. is the property manager for all of the ARC MHC Properties. The property manager is affiliated with the borrowers.

---------------------
(1)  The monthly replacement reserve will be terminated after one year from the origination date of the ARC MHC Portfolio Loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

U-HAUL PORTFOLIO

                       [U-HAUL PORTFOLIO PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                         34
 Location (City/State)                                          Various/Various
 Property Type                                                     Self Storage
 Size (Sq. Ft.)                                                       1,523,070
 Percentage Occupancy as of various occupancy
      dates                                                            80.0%(1)
 Year Built                                                             Various
 Average Rent Per Unit                                                   $78.28
 Appraised Value                                                    $80,760,000
 Underwritten Revenues                                              $12,125,154
 Underwritten Total Expenses                                         $5,283,698
 Underwritten Net Operating Income (NOI)                             $6,841,455
 Underwritten Net Cash Flow (NCF)                                    $6,612,871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                 June 30, 2004
 Aggregate Cut-off Date Principal Balance                           $50,276,246
 Cut-off Date Loan Balance Per SF                                           $33
 Percentage of Initial Mortgage Pool Balance                               4.5%
 Number of Mortgage Loans                                                     2
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                           6.625%
 Amortization Type                                                      Balloon
 IO Period (Months)                                                           0
 Original Term to Maturity/ARD (Months)                                     120
 Original Amortization Term (Months)                                        300
 Lockbox                                                 Soft-Springing Hard(2)
 Cut-off Date LTV Ratio(3)                                                62.3%
 LTV Ratio at Maturity or ARD(3)                                          49.3%
 Underwritten DSCR on NOI(3)                                              1.66x
 Underwritten DSCR on NCF(3)                                              1.60x
--------------------------------------------------------------------------------

---------------------
(1)  Occupancy is based on square footage.

(2)  The loan is structured with a springing lockbox account under the control of the lender into which all rents, revenues, and receipts from the U-Haul
     Portfolio Properties are required to be deposited following the occurrence of a Trigger Event . The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the U-Haul Portfolio Borrower provided no event of default is continuing. Upon the occurrence of an event of default, all Residual Funds shall remain under the control of the lender and may be used by the lender in its sole and absolute discretion. A "
     Trigger Event " occurs upon the earliest to occur of (a) an event of default or (b) the date on which the aggregate debt service coverage, as determined by the lender in its sole and absolute discretion, shall fall below 1.15:1.0.

(3)  Weighted average of both loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                         [U-HAUL PORTFOLIO MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                     [U-HAUL PORTFOLIO MAP GRAPHIC OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "U-Haul Portfolio 2 Loan" and the "U-Haul
Portfolio 3 Loan" and collectively the, "U-Haul Portfolio Loans" ) are evidenced by two notes that are cross-collateralized and cross-defaulted with each other and that are secured by first mortgages or deeds of trusts encumbering 34 self storage facilities (each, a "U-Haul Property" and collectively, the "U-Haul Properties") located in 18 states throughout the
United States of America. The U-Haul Portfolio Loans represent approximately
4.5% of the initial mortgage pool balance and 5.9% of the initial group 1 balance. The U-Haul Portfolio Loans were originated on June 30, 2004, and have a principal balance as of the cut-off date of approximately $50,276,245.91.

Each U-Haul Portfolio Loan has a remaining term of 118 months to its maturity date of July 1, 2014. The U-Haul Portfolio Loans permits defeasance with United
States government obligations beginning two years after securitization of the
U-Haul Portfolio Loans.

THE BORROWERS. The borrower for the U-Haul Portfolio 2 Loan is Three-B SAC
Self-Storage Limited Partnership (the "U-Haul Portfolio 2 Borrower") and the
borrower for the U-Haul Portfolio 3 Loan is Three-C SAC Self-Storage Limited
Partnership (the "U-Haul Portfolio 3 Borrower") (collectively, the "U-Haul
Portfolio Borrowers"). The U-Haul Portfolio 2 Borrower is 1% owned by Three-B
SAC Self-Storage GP Corporation and 99% owned by SAC Holding Corporation. The
U-Haul Portfolio 3 Borrower is 1% owned by Three-C SAC Self Storage GP
Corporation and 99% owned by SAC Holding Corporation. Legal counsel to the
U-Haul Portfolio Borrowers delivered a non-consolidation opinion in connection with the origination of the U-Haul Portfolio Loans. SAC Holding Corporation,
and its affiliates, are primarily engaged in the ownership of self-storage facilities throughout the United States and Canada. The properties are managed by U-Haul International, Inc., a wholly owned subsidiary of AMERCO (NasdaqNM:
UHAL).

THE PROPERTIES. The U-Haul Properties consist of 34 self-storage facilities located across 18 states. There are a total of 15,076 units with a weighted average occupancy of 80.2%. On average, there are 443 units per location.
Communities range in size from 179 to 913 units. The two largest state concentrations are Florida with eight facilities totaling 3,374 units (22.4%)
and New Jersey with two facilities totaling 1,376 units (9.1%).

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

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--------------------------------------------------------------------------------

The following table presents certain information relating to the U-Haul
Properties:

-------------------------------------------------------------------------------------
                                PORTFOLIO PROPERTIES
                                --------------------
                                                             YEAR BUILT/
 PROPERTY NAME                               LOCATION         RENOVATED         SF
-------------------------------------------------------------------------------------

 U-HAUL HOFFMAN ESTATES ...........   Hoffman Estates, IL      1978          73,845
 U-HAUL CENTER MALDEN .............       Malden, MA           1890          19,757
 U-HAUL STORAGE SPRING VALLEY......    Spring Valley, CA       1985          66,242
 U-HAUL STORAGE LINCOLN ...........    Oklahoma City, OK       1975          38,655
 U-HAUL STORAGE BETHANY ...........    Oklahoma City, OK       1979          45,350
 U-HAUL STORAGE PFLUGERVILLE ......    Pflugerville, TX        1986          36,420
 U-HAUL STORAGE GIBRALTAR .........       Jackson, MS          1972          17,138
 U-HAUL STORAGE CLARKSTON .........      Clarkston, GA         1987          27,875
 U-HAUL STORAGE CLARKSTON, GA......      Clarkston, GA         1988          35,000
 U-HAUL STORAGE ORANGE CITY .......       DeBary, FL           1986          32,654
 U-HAUL STORAGE NEW SMYRNA ........  New Smyrna Beach, FL    1967/1987       25,152
 U-HAUL STORAGE OF PARK STREET.....  Saint Petersburg, FL      1989          56,200
 U-HAUL STORAGE BRUNSWICK .........      Brunswick, ME         1986          22,625
 U-HAUL STORAGE HANOVER ...........       Hanover, MA          1989          64,650
 U-HAUL STORAGE CHEEKTOWAGA........     Cheektowaga, NY        1984          44,068
 U-HAUL STORAGE HIGHTSTOWN ........       Monroe, NJ           1985          94,140
 U-HAUL STORAGE SALEM
   TURNPIKE .......................       Roanoke, VA        1975/1986       58,687
 U-HAUL STORAGE GRANT ROAD
   BLVD ...........................       Tucson, AZ           1979          27,180
 U-HAUL STORAGE BEAVERCREEK .......     Beavercreek, OH        1990          42,750
 U-HAUL STORAGE BYRNE ROAD ........       Toledo, OH           1990          50,625
 U-HAUL STG WILMA RUDOLPH
   BLVD ...........................     Clarksville, TN        1985          35,700
 U-HAUL STORAGE NAFB ..............      Las Vegas, NV         1984          45,460
 U-HAUL STORAGE APPLE VALLEY ......       Clinton, MA       1960 & 1980      38,900
 U-HAUL STORAGE EL CAMINO AVE......     Sacramento, CA         1986          46,075
 U-HAUL STORAGE 103RD STREET ......    Jacksonville, FL        1979          54,350
 U-HAUL STORAGE MAYPORT ROAD.......   Atlantic Beach, FL       1983          68,336
 U-HAUL STORAGE NEW PORT
   RICHEY .........................   New Port Richey, FL      1989          52,688
 U-HAUL STORAGE SOUTH TAMPA .......        Tampa, FL           1988          44,471
 U-HAUL STORAGE CLEMENTON .........      Clementon, NJ      1988 - 1990      58,400
 U-HAUL STORAGE SAINT
   AUGUSTINE ......................   Saint Augustine, FL      1986          35,872
 U-HAUL STORAGE GAITHERSBURG.......    Gaithersburg, MD        1986          48,925
 U-HAUL STORAGE TX CENTRAL
   PKWY ...........................        Waco, TX            1984          24,205
 U-HAUL STORAGE SPARKMAN
   DRIVE ..........................     Huntsville, AL         1978          46,225
 U-HAUL STORAGE MARIETTA ..........      Marietta, GA          1984          44,450
-------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ...........                                       1,523,070
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                             AVERAGE
                                                  AVERAGE     MARKET                     APPRAISED
 PROPERTY NAME                        % OF SF   RENT/UNIT   RENT/UNIT(1)   OCCUPANCY(2)   VALUE(1)
----------------------------------------------------------------------------------------------------

 U-HAUL HOFFMAN ESTATES ...........     4.85%   $  88.43    $  88.94    72.2%         $ 3,500,000
 U-HAUL CENTER MALDEN .............     1.30%   $  67.50    $  64.88    70.7%         $ 1,600,000
 U-HAUL STORAGE SPRING VALLEY......     4.35%   $  85.79    $  84.52    87.8%         $ 6,910,000
 U-HAUL STORAGE LINCOLN ...........     2.54%   $  55.80    $  63.30    90.9%         $ 1,710,000
 U-HAUL STORAGE BETHANY ...........     2.98%   $  62.92    $  67.65    79.1%         $ 1,450,000
 U-HAUL STORAGE PFLUGERVILLE ......     2.39%   $  76.93    $  75.76    52.4%         $ 1,200,000
 U-HAUL STORAGE GIBRALTAR .........     1.13%   $  54.00    $  62.39    83.8%         $   480,000
 U-HAUL STORAGE CLARKSTON .........     1.83%   $  51.19    $  58.14    87.1%         $ 1,190,000
 U-HAUL STORAGE CLARKSTON, GA......     2.30%   $  76.88    $  66.43    66.9%         $ 1,600,000
 U-HAUL STORAGE ORANGE CITY .......     2.14%   $  79.80    $  80.59    85.4%         $ 2,470,000
 U-HAUL STORAGE NEW SMYRNA ........     1.65%   $  69.35    $  66.67    96.4%         $ 1,630,000
 U-HAUL STORAGE OF PARK STREET.....     3.69%   $  90.92    $  94.12     100%         $ 4,370,000
 U-HAUL STORAGE BRUNSWICK .........     1.49%   $  96.52    $  97.16    95.1%         $ 1,520,000
 U-HAUL STORAGE HANOVER ...........     4.24%   $ 108.23    $ 113.01    78.9%         $ 4,770,000
 U-HAUL STORAGE CHEEKTOWAGA........     2.89%   $  64.07    $  71.77    71.5%         $ 1,000,000
 U-HAUL STORAGE HIGHTSTOWN ........     6.18%   $ 108.35    $ 114.45    86.9%         $ 8,320,000
 U-HAUL STORAGE SALEM
   TURNPIKE .......................     3.85%   $  62.48    $  68.09    72.1%         $ 2,600,000
 U-HAUL STORAGE GRANT ROAD
   BLVD ...........................     1.78%   $  48.97    $  52.43    89.0%         $ 1,350,000
 U-HAUL STORAGE BEAVERCREEK .......     2.81%   $  75.15    $  81.47    86.3%         $ 2,020,000
 U-HAUL STORAGE BYRNE ROAD ........     3.32%   $  75.08    $  77.35    76.6%         $ 2,200,000
 U-HAUL STG WILMA RUDOLPH
   BLVD ...........................     2.34%   $  52.96    $  49.45    84.9%         $ 1,600,000
 U-HAUL STORAGE NAFB ..............     2.98%   $  44.33    $  43.86    84.4%         $ 1,000,000
 U-HAUL STORAGE APPLE VALLEY ......     2.55%   $ 109.56    $ 108.26    74.9%         $ 2,460,000
 U-HAUL STORAGE EL CAMINO AVE......     3.03%   $  97.79    $  87.38    80.0%         $ 2,920,000
 U-HAUL STORAGE 103RD STREET ......     3.57%   $  68.32    $  77.17    73.7%         $ 1,800,000
 U-HAUL STORAGE MAYPORT ROAD.......     4.49%   $  74.69    $  75.54    83.8%         $ 2,830,000
 U-HAUL STORAGE NEW PORT
   RICHEY .........................     3.46%   $  83.48    $  87.09    86.8%         $ 1,350,000
 U-HAUL STORAGE SOUTH TAMPA .......     2.92%   $  77.31    $  77.26    79.2%         $ 2,160,000
 U-HAUL STORAGE CLEMENTON .........     3.83%   $  94.31    $  95.02    82.7%         $ 4,040,000
 U-HAUL STORAGE SAINT
   AUGUSTINE ......................     2.36%   $ 102.58    $  98.53    86.1%         $ 1,860,000
 U-HAUL STORAGE GAITHERSBURG.......     3.21%   $ 102.56    $  87.60    56.7%         $ 3,200,000
 U-HAUL STORAGE TX CENTRAL
   PKWY ...........................     1.59%   $  72.13    $  70.76    91.8%         $   750,000
 U-HAUL STORAGE SPARKMAN
   DRIVE ..........................     3.03%   $  54.64    $  52.65    67.7%         $ 1,200,000
 U-HAUL STORAGE MARIETTA ..........     2.92%   $  79.15    $  75.99    69.7%         $ 1,700,000
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ...........   100.00%   $  78.28    $  79.03    80.0%         $80,760,000
----------------------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third-party appraisals. The appraisals rely upon various assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisals.

(2)  Occupancy is weighted on square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the U-Haul Portfolio Loans:

--------------------------------------------------------------------------
                             ESCROWS/RESERVES
                             ----------------
 TYPE:                                        INITIAL            MONTHLY

  Taxes .............................     $ 313,414.74       $ 67,696.87
  Insurance .........................     $          0       $ 26,469.26
  Replacement Reserve ...............     $    345,000       $         0
  Immediate Repair Reserve. .........     $ 584,506.25       $ 19,072.63
--------------------------------------------------------------------------

PARTIAL DEFEASANCE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the U-Haul Portfolio
Loans in connection with a partial release (a "Partial Release") of the U-Haul
Properties (each, a "Partial Release Property"), provided that the conditions set forth in the loan documents are satisfied, including: (i) No Partial
Release will be permitted until after the second anniversary of [securitization closing date] or if any Event of Default (as defined in the loan documents) has occurred and is continuing, (ii) borrower must establish, to lender's satisfaction, that the debt service coverage ratio (as determined in accordance with the loan documents) for the remainder of the U-Haul Properties for the related loan (i.e., exclusive of any income from the Partial Release Property)
is and shall continue to be equal to or greater than the greater of (a) the debt service coverage ratio for the U-Haul Properties for the related loan calculated immediately prior to the Partial Release, and (b) the DSCR for the
U-Haul properties as of the closing date, and (iii) borrower will complete a partial defeasance equal to 125% of the allocated loan amount for the Partial
Release Property.

PROPERTY MANAGEMENT. U-Haul International, Inc. is the property manager for all of the U-Haul Properties. The property manager is affiliated of the borrowers.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

1900 OCEAN APARTMENTS
---------------------

                    [1900 OCEAN APARTMENTS PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                           Long Beach, CA
 Property Type                                                      Multifamily
 Size (Units)                                                               266
 Percentage Occupancy as of May 7, 2004                                   95.1%
 Year Built                                                                1966
 Year Renovated                                                            2003
 Appraised Value                                                    $61,000,000
 Underwritten Occupancy                                                   93.5%
 Underwritten Revenues                                               $5,509,815
 Underwritten Total Expenses                                         $1,945,681
 Underwritten Net Operating Income (NOI)                             $3,564,134
 Underwritten Net Cash Flow (NCF)                                    $3,504,284
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                       5/12/04
 Cut-off Date Principal Balance                                     $46,000,000
 Cut-off Date Loan Balance Per Unit                                 $172,932.33
 Percentage of Initial Mortgage Pool Balance                               4.1%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                            5.10%
 Amortization Type                                                   IO-Balloon
 IO Period (Months)                                                          36
 Original Term to Maturity/ARD (Months)                                     120
 Original Amortization Term (Months)                                        360
 Lockbox                                                                   None
 Cut-off Date LTV Ratio                                                   75.4%
 LTV Ratio at Maturity or ARD                                             66.9%
 Underwritten DSCR on NOI(1)                                              1.28x
 Underwritten DSCR on NCF(1)                                              1.26x
--------------------------------------------------------------------------------

---------------------
(1)  Underwritten DSCR on NOI and Underwritten DSCR on NCF were calculated by applying a $3,250,000 performance reserve (the "Property Performance
     Reserve") in the form of a Letter of Credit which will be held as additional collateral for the remainder of the loan term and may be released during the first 36 months of the loan based upon a minimum DSCR of 1.26x on NCF and a maximum LTV of 80% pursuant to the mortgage loan documents. The Underwritten DSCR on NOI and the Underwritten DSCR on NCF
     before the application of the performance reserve are 1.19x and 1.17x, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                      [1900 OCEAN APARTMENTS MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "1900 Ocean Apartments Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a
266-unit, 17-story apartment building located in Long Beach, California (the
"1900 Ocean Apartments Property"). The 1900 Ocean Apartments Loan represents
4.1% of the initial mortgage pool balance and 17.2% of the initial loan group 2 balance. The 1900 Ocean Apartments Loan was originated on May 12, 2004, and has a principal balance as of the cut-off date of $46,000,000.

The 1900 Ocean Apartments Loan has a remaining term of 117 months and a maturity date of June 1, 2014. The 1900 Ocean Apartments Loan may be prepaid on or after March 1, 2014, and permits defeasance with United States government obligations beginning two years after the securitization of the 1990 Ocean
Apartments Loan.

THE BORROWER. The borrower was formed as a tenant-in-common structure, consisting of Lyon 1900, LLC, a Delaware limited liability company, Lyon 1900
II, LLC, a Delaware limited liability company, 1900 Ocean Partners Holdings,
LLC, a Delaware limited liability company, and LH X Capital, LLC, a Delaware limited liability company (collectively, the "Borrower"). Legal counsel to the
Borrower delivered a non-consolidation opinion in connection with the origination of the 1900 Ocean Apartments Loan. The 1900 Ocean Apartments Loan
does not allow any additional tenant-in-common entities to be part of the
Borrower. The sponsor of the borrower is Frank T. Suryan Jr., who is a part of
The William Lyon Company. The William Lyon Company, a privately-held firm, was founded over 45 years ago in Orange County, California by General William Lyon,
who remains the majority owner. Headquartered in Newport Beach, CA, the company has developed more than 75,000 homes and managed over 11,000 apartment units.

THE PROPERTY. The 1900 Ocean Apartments Property, with beach front access, consists of one 17-story building containing 266 multifamily units located along Ocean Boulevard in Long Beach, CA. The 1900 Ocean Apartments Property was
constructed in 1966 and renovated in 2003, includes studio, one, and two bedroom units plus 8 penthouses. The subject is also improved with a fitness center, a business center, a common room/clubhouse with ocean views, an outdoor pool and spa, and a paddle tennis court.

The following table presents certain information relating to the unit configuration of 1900 Ocean Apartments:

---------------------------------------------------------------------------------------------------------------------------------
                                                     MULTIFAMILY INFORMATION
                                                     -----------------------

                                           AVERAGE UNIT    NET RENTABLE                       AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                  NO. OF UNITS    SQUARE FEET          SF         % OF TOTAL UNITS     ASKING RENT    MARKET RENT/UNIT(1)
---------------------------------------------------------------------------------------------------------------------------------

 Studio ................        84            478 SF         40,180 SF             32%              $1,107            $1,108
 1BR/1BA ...............       101            747 SF         75,439 SF             38%              $1,343            $1,349
 2BR/2BA ...............        52          1,147 SF         59,652 SF             20%              $2,245            $2,240
 3BR/2BA ...............        28          1,508 SF         42,224 SF             11%              $2,788            $2,790
 4BR/2BA ...............         1          1,902 SF          1,902 SF              0%              $4,499            $4,470
---------------------------------------------------------------------------------------------------------------------------------
 AVERAGE/TOTAL .........       266           825 SF         219,397 SF            100%              $1,609            $1,610
---------------------------------------------------------------------------------------------------------------------------------

THE MARKETS(1). The 1900 Ocean Apartments Property is located in the City of
Long Beach, Los Angeles County, California. Long Beach encompasses a land area approximating 50 square miles and is situated in the southern portion of Los
Angeles County. It is bordered by the cities of Compton, Paramount, Bellflower,
Lakewood and Signal Hill to the north; unincorporated Orange County and the city of Seal Beach to the east; the Pacific Ocean to the south; and the cities of Los
Angeles and Carson to the west. The 2000 population within a 1, 3 and 5 mile radius of the 1900 Ocean Apartments Property was 42,627, 227,443 and 354,287,
respectively. The 2003 Average house hold income within a 1, 3 and 5 mile radius was $44,311, $49,962 and $57,912, respectively. The Long Beach submarket has exhibited a 2003 vacancy rate of 4.4% with average rent increases of 7.1% for apartment buildings with 50 or more units.

ESCROWS. The following escrow/reserve accounts have been established with respect to the loan:

-----------------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

 TYPE:                                           INITIAL           MONTHLY
-----------------------------------------------------------------------------

  Taxes ................................   $    18,776.09       $  9,388.05
  Insurance ............................   $     9,296.67       $  9,296.67
  Replacement Reserves .................   $            0       $  4,987.50
  Immediate Repair Reserve(2) ..........   $   300,625.00       $         0
  Property Performance Reserve(3) ......   $ 3,250,000.00       $         0
-----------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.

(2)  Borrower is in the final stages of a complete renovation of the property.
     The Immediate Repairs figure is 125% of the Engineer's estimate and includes the unit renovation costs.

(3)  The Borrower provided a $3,250,000 letter of credit at closing which may be released within the first 36 months of the loan determined by a maximum LTV of 80% and a minimum DSCR of 1.26x based upon the full loan amount of
     $46,000,000 as well as other tests and criteria pursuant to the mortgage loan documents. If the letter of credit is not released during the first 36 months of the loan, than it will remain in place as additional collateral for the remaining term of the loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Lyon Management Group, an affiliate of the Borrower, is the property manager for the 1900 Ocean Apartments Property. Lyon Management
Group owns 32 apartment projects and manages an additional 8 projects as a fee manager (for a total of 40) comprising over 11,000 units across the United
States.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

1500 ECKINGTON PLACE
--------------------

                    [1500 ECKINGTON PLACE PICTURES OMITTED]

--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                         Washington, D.C.
 Property Type                                                           Office
 Size (Sq. Ft.)                                                         247,955
 Percentage Occupancy as of May 1, 2004                                  100.0%
 Year Built                                                                1914
 Appraisal Value                                                    $62,500,000
 # of Tenants                                                                 2
 Average Rent Per Square Foot                                         $22.31(1)
 Underwritten Occupancy                                                   92.0%
 Underwritten Revenues                                               $6,432,445
 Underwritten Total Expenses                                         $2,606,973
 Underwritten Net Operating Income (NOI)                             $3,825,471
 Underwritten Net Cash Flow (NCF)                                    $3,763,482
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                      08/09/04
 Cut-off Date Principal Balance                                     $33,300,000
 Cut-off Date Loan Balance Per SF                                       $134.30
 Percentage of Initial Mortgage Pool Balance                               3.0%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                            6.015
 Amortization Type                                                      Balloon
 IO Period (Months)                                                           0
 Original Term to Maturity/ARD (Months)                                     120
 Original Amortization Term (Months)                                        360
 Lockbox                                                                Hard(2)
 Cut-off Date LTV Ratio                                                   53.3%
 LTV Ratio at Maturity or ARD                                             45.2%
 Underwritten DSCR on NOI                                                 1.59x
 Underwritten DSCR on NCF                                                 1.57x
--------------------------------------------------------------------------------

---------------------
(1)  XM Satellite Radio, Inc.'s current contractual rent totals $3,733,196
     ($25.04/SF NNN), but is offset by a $65,000 annual abatement resulting in a net annual rent of $3,668,196 ($24.61/SF NNN). The mortgage loan seller utilized a blended market rent of $22.20/SF in the underwriting of the loan for this tenant as the contractual rent was considered to be above market.

(2)  The loan is structured with a lockbox account under the control of the lender into which all rents, revenues, and receipts from the 1500 Eckington
     Property are required to be deposited. Each tenant has been directed to make its lease payments directly into the lockbox. The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the 1500
     Eckington Borrower provided a Cash Flow Sweep Period is not continuing.
     Upon the occurrence of a Cash Flow Sweep Period, all Residual Funds less any property-related expenses shall remain under the control of the lender and shall be deposited into the excess cash reserve account. Upon any termination of a Cash Flow Sweep Period, all funds on deposit in the excess cash reserve account shall be disbursed to the 1500 Eckington Borrower. A
     "Cash Flow Sweep Period" occurs upon either (a) the occurrence of an event of default or (b) when the 1500 Eckington Property's trailing twelve (12)
     month debt service coverage (calculated quarterly) is less than 1.10:1.00 for the two (2) preceding consecutive calendar quarters and terminates upon either (x) a cure of an event of default (the lender being under no obligation to accept a cure) or (y) if the Cash Flow Sweep Period commenced due to a low debt service coverage ratio, lender's determination that the debt service coverage has been equal to or greater than 1.10:1.00 for the two (2) preceding consecutive calendar quarters (provided that, during the term of the loan, no more than three (3) terminations of a Cash Flow Sweep
     Period may occur by reason of achievement of the required debt service coverage ratio).

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                       [1500 ECKINGTON PLACE MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "1500 Eckington Place Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a single office building located in Washington D. C. (the "1500 Eckington Place Property"). The
1500 Eckington Place Loan represents approximately 3.0% of the initial mortgage pool balance and 3.9% of the initial group 1 balance. The 1500 Eckington Loan was originated on August 9, 2004 ("Origination Date") and has a principal balance as of the cut-off date of $33,300,000. The 1500 Eckington Place Loan has a remaining term of 120 months to its maturity date of September 1, 2014.
The 1500 Eckington Place Loan may be prepaid on or after June 1, 2014, and permits defeasance with United States government obligations beginning two years after of the securitization of the 1500 Eckington Place Loan.

THE BORROWER. The borrower, XM 1500 Eckington LLC (the "1500 Eckington
Borrower"), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity. The borrower's legal counsel delivered a non-consolidation opinion at the closing of the loan. XM 1500 Eckington LLC, is a wholly-owned, single-purpose subsidiary of XM Satellite Radio Holdings, Inc.
XM Satellite Radio Holdings, Inc. (NasdaqNM: XMSR) was started in the fall of
2001 and is the nation's leading provider of subscription-based satellite radio. XM Satellite Radio Holdings Inc., reported total assets of $1.6 billion including $377 million in cash and cash equivalents as of June 30, 2004. For the second quarter 2004, XM Satellite Radio Holdings, Inc. reported record quarterly revenue of $53.0 million, nearly tripling the $18.3 million reported in the second quarter 2003. Revenue for the second quarter 2004 also represented a 23 percent increase compared to revenue of $43.0 million reported in the first quarter 2004. XM Satellite Radio Holdings, Inc. is headquartered at the subject in Washington D.C. and has offices in Nashville, TN and New
York, NY.

THE PROPERTY. The 1500 Eckington Place Property consists of one office building totaling 247,955 net rentable square feet located at 1500 Eckington Place, NE in Washington D.C. The property is situated at the corner of Eckington Place NE and Florida Avenue NE. The building sits on 3.34 acres of land and consists of three above grade levels and one below grade level. Originally constructed in
1914 as a printing factory for Judd & Detweiler Printers, which printed
National Geographic among other publications, 1500 Eckington Place was completely renovated in 2000.

The XM Satellite Radio space, in addition to standard office space, includes 82 state-of-the-art digital broadcasting studios, a satellite control facility, a performance studio, a cafeteria, and a fitness center. The Qwest Communications space has been converted into a telecom facility which is used as their
Mid-Atlantic data center, through which the company's main data switches transport data traffic between Washington-area customers and nearby fiber-optic trunk lines.

The following table presents certain information relating to the major tenants at the 1500 Eckington Place Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT
                                                             ------
                                                                           CREDIT
                                                                          RATINGS
                                                                         (MOODY'S/    SQUARE       %      BASE RENT      LEASE
 TENANT NAME                                 PARENT COMPANY                S&P)(1)     FEET     OF GLA        PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

 XM Satellite Radio, Inc. ..      XM Satellite Radio Holdings, Inc.      Caa1/CCC+   149,062     60.1%     $ 25.04       11/30/19
 Qwest Communications ......  Qwest Communications International, Inc.    Caa2/BB-    98,893     39.9%     $ 17.50        4/15/19
-----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 1500 Eckington Place Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(2,3)
                                                  ----------------------------
                  NUMBER      SQUARE      % OF                 % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE   CUMULATIVE %
                OF LEASES      FEET       GLA       BASE RENT     RENT      SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
 YEAR            EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING      EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 2008 ..........     1              0       0       $   44,558     0.8%              0         0.0%     $   44,558         0.8%
 2009 ..........     1              0       0       $   23,360     0.4%              0         0.0%     $   67,918         1.2%
 2019 ..........     2        247,955   100.0%      $5,463,824    98.8%        247,955       100.0%     $5,531,742       100.0%
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL .........     4        247,955   100.0%      $5,531,742   100.0%        247,955       100.0%     $5,531,742       100.0%
----------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(4) The 1500 Eckington Place Property is located in the Capitol Hill office sub-market which contains over 11.7 million square feet of office space, making it the third largest sub-market in the Washington D.C. office market.
The sub-market's overall vacancy rate was 3.85% as of year-end 2003. The
Washington, D.C. MSA's population as of 2000 was approximately 4.9 million with an average household income of $89,026, exceeding most other MSAs. The dominant employment sectors in metropolitan Washington are government and services, which combined represent 63% of the region's employment base. The immediate area surrounding the subject consists of a mixture of one- and two-story commercial buildings including a two-story office/distribution facility occupied by FedEx Worldwide Service Center. The 1500 Eckington Place Property
is located approximately 1.7 miles north of the United States Capitol.

(1)  Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.

(2)  Information obtained from the underwritten rent roll.

(3)  XM Satellite Radio, Inc. current contractual rent totals $3,733,196
     ($25.04/SF NNN), but is offset by a $65,000 annual abatement resulting in a net annual rent of $3,668,196 ($24.61/SF NNN). The Mortgage Loan Seller utilized a blended market rent of $22.20/SF in the underwriting of the loan for this tenant as the contractual rent was considered to be above market.

(4)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 1500 Eckington Place Loan:

---------------------------------------------------------------------------
                            ESCROWS/RESERVES
                            ----------------

 TYPE:                                      INITIAL            MONTHLY
---------------------------------------------------------------------------

  Taxes ............................    $   60,892.30        $60,892.30
  Insurance ........................    $   59,000.00        $ 5,900.00
  Capital Expenditures .............    $          0         $ 5,166.00
  Lease Rollover Reserves(1) .......    $4,000,000.00        $        0
---------------------------------------------------------------------------

PROPERTY MANAGEMENT. The 1500 Eckington Place Property is self-managed by XM
1500 Eckington LLC, the Borrower.

---------------------
(1)  These funds shall provide additional security for the loan and provide liquidity to re-position and re-lease space should one of the tenants vacate the premises. The funds in this reserve shall be released to the
     Borrower only if XM Satellite Radio Holdings, Inc achieves a rating of at least BBB or better by S&P, and at least Baa by Moody's, and maintains this minimum rating for at least six continuous months.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

BEACH CLUB & VIRIDIAN LAKE
--------------------------

                  [BEACH CLUB & VIRIDIAN LAKE PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                           Fort Myers, FL
 Property Type                                                      Multifamily
 Size (Units)                                                               640
 Percentage Occupancy as of August 31, 2004                               93.9%
 Year Built                                                                1991
 Appraised Value                                                 $40,530,000.00
 Underwritten Occupancy                                                   94.4%
 Underwritten Revenues                                               $5,411,513
 Underwritten Total Expenses                                         $2,753,014
 Underwritten Net Operating Income (NOI)                             $2,658,499
 Underwritten Net Cash Flow (NCF)                                    $2,478,294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       KEY
 Origination Date                                                March 31, 2004
 Cut-off Date Principal Balance                                     $32,150,000
 Cut-off Date Loan Balance Per Unit                                  $50,234.38
 Percentage of Initial Mortgage Pool Balance                               2.9%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                            4.70%
 Amortization Type                                                   Actual/360
 IO Period (Months)                                                          24
 Original Term to Maturity/ARD (Months)                                      84
 Original Amortization Term (Months)                                        360
 Lockbox                                                 Soft-Springing Hard(1)
 Cut-off Date LTV Ratio                                                   79.3%
 LTV Ratio at Maturity or ARD                                             72.8%
 Underwritten DSCR on NOI                                                 1.33x
 Underwritten DSCR on NCF                                                 1.24x
--------------------------------------------------------------------------------

---------------------
(1)  The borrower/property manager must cause all income from the Beach Club and
     Viridian Lake Property to be deposited into a lockbox account under control of lender. An amount sufficient to fund all required payments and deposits to reserves under the Beach Club and Viridian Lake Loan will be transferred to an account maintained by the lender on a monthly basis. Until an event of default occurs under the Beach Club and Viridian Lake Loan, any remaining funds following the disbursement to lender will be transferred to an account controlled by the borrower.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                    [BEACH CLUB & VIRIDIAN LAKE MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("Beach Club and Viridian Lake Loan") is evidenced by a single note and is secured by a first mortgage encumbering two multifamily projects in Fort Myers, Florida (the "Beach Club and Viridian Lake Property").
The Beach Club and Viridian Lake Loan represents 2.9% of the initial mortgage pool balance and 12.0% of the initial mortgage pool balance of loan group 2.
The Beach Club and Viridian Lake Loan was originated on March 31, 2004, and has a principal balance as of the cut-off date of $32,150,000.

The Beach Club and Viridian Lake Loan has a loan term of 84 months with payments being amortized over 360 months. Payments of interest only are allowed for the first 24 months of the loan term, with payments of principal and interest due monthly thereafter until the Maturity Date of April 1, 2011. The
Beach Club and Viridian Lake Loan may be prepaid after December 31, 2010, and permits defeasance with United States government obligations anytime after the date which is two years and fifteen days after securitization of the Beach Club and Viridian Lake Loan.

THE BORROWER. The borrower is FM Properties II, Ltd, a special purpose entity
(the "Borrower"). Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Beach Club and Viridian Lake
Loan. The sponsor of the borrower is Alan T. Schiffman. Mr. Schiffman is a
Certified Public Accountant with experience as President of a major accounting firm, Founder and Chairman of Pennsylvania-based Madison Bank, and as a real estate developer and operator. Since 1984 Mr. Schiffman has been the sponsor of economic real estate syndications and has developed in excess 500 affordable housing units.

THE PROPERTY. The Beach Club and Viridian Lake Property are managed as one property, consisting of 35 two- and three-story garden style apartment buildings, which includes 640 residential units (320 at Beach Club & 320 at
Viridian Lake). The Beach Club and Viridian Lake Property was constructed in
1991 and includes one and two bedroom units situated on 37.79 acres. The subject is also improved with two on-site leasing office/community buildings with fitness centers, recreation rooms, business centers, two in-ground outdoor swimming pools and spas, one indoor racquetball court, one tennis court, one sand volleyball court, one sports court, and common laundry facilities. The exterior of the buildings are stucco with concrete tile roofs and all units are accessed via a covered alcove or breezeway protected exterior entrance. Each unit is equipped with utility connections for a washer/dryer, and has a patio or balcony. The kitchens are equipped with a frost-free refrigerator, electric oven/range with overhead exhaust hood, dishwasher, and waste disposal.

The following table presents certain information relating to the unit configuration of the Beach Club and Viridian Lake Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                     MULTIFAMILY INFORMATION
                                                     -----------------------
                                           AVERAGE UNIT    NET RENTABLE                       AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                  NO. OF UNITS    SQUARE FEET          SF         % OF TOTAL UNITS    ASKING RENT(1)   MARKET RENT/UNIT(2)
-----------------------------------------------------------------------------------------------------------------------------------

 1BR/1BA ...............       308              717          220,872             48.1%             $644               $639
 2BR/2BA ...............       332            1,007          334,180             51.9%             $791               $776
-----------------------------------------------------------------------------------------------------------------------------------
 AVERAGE/TOTAL .........       640              867          555,052              100%             $720               $710
-----------------------------------------------------------------------------------------------------------------------------------

THE MARKET(2). The Beach Club and Viridian Lake Property are located in
Southwest Florida in the City of Fort Myers, Lee County, Florida. Fort Myers is
convenient to most major metropolitan areas in the state, Tampa-St. Petersburg is located 143 miles north, Miami-Ft. Lauderdale-West Palm Beach is approximately 125 miles east, and Orlando is 200 miles northeast. Fort Myers
(Lee County) contains over 50 miles of coastline along the Gulf of Mexico and is home to the resort destinations of Fort Myers Beach, Sanibel and Captiva
Islands.

The population and household growth in the Fort Myers MSA has historically exceeded both the state and national growth rates. The U.S. Census Bureau reports that the population within the Fort Myers MSA grew approximately 31.6%
from 335,113 in 1990 to 440,888 in 2000. Over the same time period, Florida's population increased 23.5%, while the national population grew 13.2%. In 2003, the county population was 477,434, which is an increase of approximately 2.14%
since the previous year.

According to the U.S. Bureau of Labor Statistics, as of July 2003, the Fort
Myers MSA contained a total employment base of 203,166. Despite the national economic slowdown, which affected many metropolitan areas between 2000 and
2002, the Fort Myers market was able to maintain positive job growth. Since
1995, total employment within the Fort Myers MSA has expanded at a 2.8% annual growth rate. The Fort Myers unemployment rate of 4.3% as of July 2003 is well below the state and national unemployment levels of 5.5% and 6.3%, respectively.

According to the 3Q2003 Market Report from Triad Research & Consulting, Inc., the Ft. Myers-Lee County apartment market consisted of 13,414 units. Of the 50 properties (12,510 units) that responded to the survey, 11,810 units were occupied, resulting in a market occupancy of 94.4%. Annual rent growth has ranged from 3.0% to 4.3% over the last five-year period and between 2002 and
2003, market rents have grown 3.9%. The Fort Myers apartment market is one of the fastest-growing markets in the nation due, in part, to the area's strong population and employment growth.

---------------------
(1)  As of March 10, 2004.

(2)  Certain information is form the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Beach Club and Viridian Lake Loan:

-------------------------------------------------------------
                     ESCROWS/RESERVES
                     ----------------

 TYPE                                  INITIAL        MONTHLY
-------------------------------------------------------------

  Taxes ........................      $     0       $49,321
  Insurance ....................      $     0       $19,823
  Replacement Reserves .........      $     0       $15,040
-------------------------------------------------------------

DEFEASANCE. The Borrower may obtain a release of the Beach Club and Viridian
Lake Property from the financing subject to certain conditions, including providing defeasance collateral to the then-current loan amount for such property.

PROPERTY MANAGEMENT. Naples Realty Group, LLC ("Naples"), an affiliate of the borrower, is the property manager for the Beach Club and Viridian Lake
Property. Naples owns and manages 1,873 residential units in Pennsylvania and
Florida, as well as three office buildings totaling 1,217,000 SF in
Pennsylvania.

EQUITY FINANCING. Key Real Estate Equity Capital, Inc. ("KREEC"), has a
preferred equity investment in F.M. Properties I, LLC, a Florida limited liability company ("Member"), which owns 100% of the limited partnership interests in the Borrower and 100% of the membership interests in the general partner of Borrower. KREEC has contributed $5,852,022 of capital to the
Borrower in exchange for membership interests in Member and a pledge of the managing membership interest of Fort Myers Property Investments Co., L.L.C., a
Florida limited liability company ("Fort Co.") in Member. Pursuant to the operating agreement of Member, KREEC is entitled to certain cash distributions in consideration for its cash contribution. If KREEC does not receive those cash distributions in accordance with the terms of the operating agreement,
KREEC may (i) remove Fort Co. as managing member and become the new managing member of Member, (ii) exercise an option to put its interests in Member and cause Fort Co. to purchase all interests of Member; or (ii) foreclose on the pledged interest and become the sole member of Member. Any claims of KREEC to payments, distributions or other amounts payable pursuant to the operating agreement are subordinate to payments due to the holder of the Beach Club and
Viridian Lake Loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

520 BROADWAY
------------

                         [520 BROADWAY PICTURE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                         Santa Monica, CA
 Property Type                                                           Office
 Size (Sq. Ft.)                                                         113,141
 Percentage Occupancy as of August 12, 2004                               79.7%
 Year Built                                                                1981
 Appraisal Value                                                    $32,100,000
 # of Tenants                                                                17
 Average Rent Per Square Foot                                            $24.61
 Underwritten Occupancy                                                   79.1%
 Underwritten Revenues                                               $3,371,967
 Underwritten Total Expenses                                         $1,228,653
 Underwritten Net Operating Income (NOI)                             $2,143,314
 Underwritten Net Cash Flow (NCF)                                    $2,085,281
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Origination Date                                                    05/20/2004
 Cut-off Date Principal Balance                                     $24,600,000
 Cut-off Date Loan Balance Per SF                                          $217
 Percentage of Initial Mortgage Pool Balance                               2.2%
 Number of Mortgage Loans                                                     1
 Type of Security (fee/leasehold)                                           Fee
 Mortgage Rate                                                           6.154%
 Amortization Type                                                           IO
 IO Period (Months)                                                          60
 Original Term to Maturity/ARD (Months)                                      60
 Original Amortization Term (Months)                              Interest Only
 Lockbox1                                                               Hard(1)
 Cut-off Date LTV Ratio                                                   76.6%
 LTV Ratio at Maturity or ARD                                             76.6%
 Underwritten DSCR on NOI                                                 1.40x
 Underwritten DSCR on NCF                                                 1.36x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account under the control of the lender into which all rents, revenues, and receipts from the 520 Broadway
     Property are required to be deposited. The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the 520 Broadway
     Borrower provided no event of default and/or a Cash Flow Sweep Period is continuing. Upon occurrence of an event of default or a Cash Flow Sweep
     Period, all "Residual Funds" shall remain under the control of the lender and shall be deposited into the "Excess Cash Reserve Account". A "Cash Flow
     Sweep Period" occurs when the 520 Broadway Property's trailing twelve (12)
     month debt service coverage (calculated annually) is less than 1.15:1.00 and terminates upon lender's determination that the annualized trailing six
     (6) month debt service coverage (calculated for each three (3) month period following the commencement of the Cash Flow Sweep Period and then annualized to calculate the six (6) month debt service coverage) is equal to or greater than 1.15:1.00.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                           [520 BROADWAY MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "520 Broadway Loan") is evidenced by a single note and is secured by a first mortgage encumbering a six story office building in Santa Monica, California (the "520 Broadway Property"). The 520 Broadway
Loan represents approximately 2.2% of the initial mortgage pool balance and
2.9% of the initial mortgage pool balance of loan group 1. The 520 Broadway
Loan was originated on May 20, 2004, and has a principal balance as of the cut-off date of approximately $24,600,000.

The 520 Broadway Loan has a remaining term of 57 months to its maturity date of
June 1, 2009. The 520 Broadway Loan may be prepaid on or after January 1, 2007, and defeasance with United States government obligations is permitted beginning
October 1, 2006.

THE BORROWER. The borrower is PalRock 520 Broadway, LLC (the "520 Broadway
Borrower"), a two-tier special purpose entity. Rockwood V REIT, Inc. MD Corp., the Borrower Principal, directly or indirectly, owns 95% of the 520 Broadway
Borrower, while Palisades 520 Associates, LLC, directly or indirectly, owns the remaining 5% and acts as managing member of the 520 Broadway Borrower. Rockwood
Capital is a privately held institutional real estate investment manager.
Palisades Associates is controlled by Kevin Green, and operates as an investment vehicle for his related property management company, Elkins Property
Management, Inc. Palisades Associates owns and manages office properties in southern California with a separate management team of acquisition and management personnel. Mr. Green purchased the 82 year old Elkins Management
Company in 1996, and through this entity he currently manages more than 100 properties in this region, including 8 million square feet of commercial property, and 2,000 apartment units. Elkins Management Company has a large management staff including finance, leasing, brokerage, acquisition, and property management professionals, according to Elkins Management Company.

THE PROPERTY. The 520 Broadway Property consists of a six story black glass office building totaling 113,141 square feet of net rentable area located at
520 Broadway in Santa Monica, California. The 520 Broadway Property is situated at the corner of 6th and Broadway and is located two blocks west of the 10
Freeway and five blocks east of Ocean Avenue and Pacific Coast Highway. The 3rd
Street Promenade, which provides many dining and entertainment venues for locals as well as tourists, is two blocks from the 520 Broadway Property.
Originally constructed in 1981, the 520 Broadway Property features a subterranean parking garage. As of August 12, 2004, the 520 Broadway Property was 79.7% leased to 17 tenants at an average rent of $24.61 per square foot.

The largest tenant is Four Media Company occupying approximately 20,159 square feet or approximately 17.8% of net rentable area. Four Media Company provides technical and creative services to producers and distributors of television programming, feature films, etc. The second largest tenant is Diversified
Mercury Communications occupying approximately 15,941 square feet or approximately 14.1% of net rentable area. Diversified Mercury Communications is a thirteen year old company that specializes in TV and radio advertising and promotional activities. The third largest tenant is New Urban West, Inc.
occupying approximately 12,358 square feet or approximately 10.9% of net rentable area. New Urban West, Inc. is a developer of residential communities in the southwest, and have been in tenancy since 1981 and continues to be an active builder in the southern California market.

The following table presents certain information relating to the major tenants at the 520 Broadway Property:

---------------------------------------------------------------------------------------------------------------------------
                                                         TENANT
                                                         ------
                                                                   CREDIT
                                                                  RATINGS
                                                                 (MOODY'S/    SQUARE        %      BASE RENT      LEASE
                    TENANT NAME                 PARENT COMPANY     FITCH)      FEET     OF GLA        PSF      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

 Four Media Company .........................         NA           NR/NR      20,159     17.8%      $35.40      09/30/2010
 Diversified Mercury Communications .........         NA           NR/NR      15,941     14.1%      $30.97      04/05/2005
 New Urban West, Inc. .......................         NA           NR/NR      12,358     10.9%      $22.20      04/30/2006
---------------------------------------------------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 520 Broadway Property.

------------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE(1)
                                                --------------------------
                   NUMBER      SQUARE      % OF                 % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                 OF LEASES     FEET        GLA      BASE RENT     RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
    YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant .......    NAP        23,414        NAP        NAP          NAP        23,414         20.7%          NAP            NAP
 MTM ..........     1          1,731       1.5%     $   30,000     1.1%        25,145         22.2%      $   30,000         1.1%
 2004 .........     2          4,647       4.1%     $  141,338     5.1%        29,792         26.3%      $  171,338         6.2%
 2005 .........     6         28,195      24.9%     $  882,007    31.7%        57,987         51.3%      $1,053,345        37.8%
 2006 .........     3         17,592      15.5%     $  447,395    16.1%        75,579         66.8%      $1,500,740        53.9%
 2007 .........     3         12,766      11.3%     $  397,157    14.3%        88,345         78.1%      $1,897,897        68.2%
 2008 .........     1          4,637       4.1%     $  172,496     6.2%        92,982         82.2%      $2,070,393        74.4%
 2009 .........     0            0         0.0%     $        0       0%        92,982         82.2%      $2,070,393        74.4%
 2010 .........     1         20,159      17.8%     $  713,629    25.6%       113,141        100.0%      $2,784,022       100.0%
------------------------------------------------------------------------------------------------------------------------------------
 Total ........    17        113,141     100.0%     $2,784,022   100.0%       113,141        100.0%      $2,784,022       100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(2) The 520 Broadway Property is located in the Santa Monica,
California office sub-market, with the broader market encompassing the Beverly
Hills and Century City markets. The larger market is characterized by mid-rise office buildings which caters to small to mid sized tenants with most of the occupants involved in the television or film industries. This market contrasts with the overall Los Angeles MSA, which has a much broader tenant base, and a wider product profile including large high rises in downtown Los Angeles catering to finance and large corporate clients, and expansive single tenant office parks in the valley area that primarily offer back office space, all of which have inferior occupancy rates.

The Santa Monica submarket has maintained a historical vacancy rate of less than 10%, making it one of the strongest markets in the Los Angeles MSA behind the Beverly Hills triangle, which currently has a vacancy rate of 5.3%. The current vacancy rate in Santa Monica is 13.1%, but its rate is inclusive of the inferior properties located outside of the subject's competitive set as well as several recently developed high-end large projects for large national tenants, have not reached full occupancy. Based on directly competing properties which maintain better occupancy than the general market, market vacancy in the 520
Broadway Property submarket is concluded to be 13.1%.

ESCROWS. The following escrow/reserve accounts have been established with respect to the 520 Broadway Loan:

----------------------------------------------------------------
                        ESCROWS/RESERVES
                        ----------------
 TYPE:                                    INITIAL        MONTHLY
----------------------------------------------------------------

  Taxes ...........................   $   29,417     $29,417
  Insurance .......................   $   28,004     $ 2,800
  Capital Expenditures ............   $        0     $ 1,840
  Lease Rollover Reserves .........   $1,100,000     $30,000
----------------------------------------------------------------

PROPERTY MANAGEMENT. The 520 Broadway Property is managed by Elkins Property
Management Company, Inc., an affiliate of the 520 Broadway Borrower.

---------------------
(1)  Information obtained from the August 12, 2004 rent roll.

(2)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc., and Deutsche Bank
Securities Inc. (collectively, the Underwriters) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

150 & 200 MEADOWLANDS PARKWAY
-----------------------------

                [150 & 200 MEADOWLANDS PARKWAY PICTURES OMITTED]

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                      Secaucus, New Jersey
Property Type                                                            Office
Size (Sq. Ft.)                                                          211,962
Percentage Occupancy as of July 31, 2004                                  91.7%
Year Built                                                                 1978
Appraised Value                                                     $30,200,000
Underwritten Occupancy                                                    87.0%
Underwritten Revenues                                                $4,017,224
Underwritten Total Expenses                                          $1,553,689
Underwritten Net Operating Income (NOI)                              $2,463,535
Underwritten Net Cash Flow (NCF)                                     $2,228,257

--------------------------------------------------------------------------------
                            LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                        JPMorgan Chase Bank
Origination Date                                                      7/15/2004
Cut-off Date Principal Balance                                   $24,139,176.27
Cut-off Date Loan Balance Per SF                                        $113.88
Percentage of Initial Mortgage Pool Balance                                2.1%
Number of Mortgage Loans                                                      1
Type of Security (fee/leasehold)                                            Fee
Mortgage Rate                                                            5.850%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    79.9%
LTV Ratio at Maturity or ARD                                              67.5%
Underwritten DSCR on NOI                                                  1.44x
Underwritten DSCR on NCF                                                  1.30x
--------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                   [150 & 200 MEADOWLANDS PARKWAY MAP OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "150 & 200 Meadowlands Parkway Loan") is secured by a first mortgage on an approximately 211,962 square foot office building (the "150 & 200 Meadowlands Parkway Property"). The 150 & 200
Meadowlands Parkway Loan represents approximately 2.1% of the initial mortgage pool balance and 2.8% of the initial pool balance of loan group 1. The 150 & 200
Meadowlands Parkway Loan was originated on July 15, 2004 and has a principal balance as of the cut-off date of approximately $24,139,176.

THE BORROWER. The borrower is Willroad Holdings LLC a newly formed entity in connection with the acquisition of 150 & 200 Meadowlands Parkway. Willroad
Holdings LLC is a Delaware limited liability company with WillRoad Advisors, LLC acting as Managing Member. Frank Kenny and Bruce Beswick own WillRoad Advisors,
LLC. Willroad Holdings LLC is being capitalized with $7 million with no single investor owning more than 10%.

THE PROPERTY. The 150 & 200 Meadowlands Parkway Property consists of two office buildings located in Secaucus, New Jersey. The property located at 150
Meadowlands Parkway is a four story building that contains 130,793 square feet and the property located at 200 Meadowlands Parkway is a one- and part two-story building containing 81,169 square feet situated on 9.4 acres. The two buildings were constructed in 1978. Since then, the buildings have been renovated with additions in 1990 and have undergone major capital improvements since 2000. Over
$4.5 million in extensive building renovations were completed in 2004. The 150 &
200 Meadowlands Parkway Property is located in the Meadowlands submarket in northern New Jersey with direct access to Route 3 and Interstate 95. Major tenants include Medical Economics Company, Inc., Delta Galil USA, Inc., and
Datek Online Holding Corp.

The following table presents certain information relating to the tenant configuration of 150 & 200 Meadowlands Parkway:

                            TENANT INFORMATION
--------------------------------------------------------------------------
           ANCHOR/ MAJOR TENANTS                RATING        SQUARE FEET
                                        (MOODY'S/S&P/FITCH)
--------------------------------------------------------------------------

 Medical Economics Company, Inc. .....       A1/NA/A+          77,615
 Delta Galil USA, Inc ................       NA/NA/NA          37,408
 Datek Online Holding Corp ...........       NA/NA/NA          32,610

-------------------------------------------------------------------------------------------------
           ANCHOR/ MAJOR TENANTS       % GLA    BASE RENT PSF      LEASE START(1)   LEASE END(1)
-------------------------------------------------------------------------------------------------

 Medical Economics Company, Inc. ..... 36.6%       $21.34              6/3/03         2/29/12
 Delta Galil USA, Inc ................ 17.6%       $19.39              5/1/01         6/14/11
 Datek Online Holding Corp ........... 15.4%       $19.00             10/21/99        2/28/10

The following table presents certain information relating to the lease rollover schedule at 150 & 200 Meadowlands Parkway.

----------------------------------------------------------------
                   LEASE ROLLOVER SCHEDULE(2)
----------------------------------------------------------------
                     NUMBER      SQUARE      % OF
                   OF LEASES     FEET        GLA      BASE RENT
         YEAR       EXPIRING   EXPIRING   EXPIRING    EXPIRING
----------------------------------------------------------------

 Vacant .........       NAP     17,532     8.3%            NAP
 2004 ...........         1      9,078     4.3%      $  172,045
 2005 ...........         2      7,165     3.4%      $   84,317
 2006 ...........         1      3,119     1.5%      $   59,261
 2007 ...........         1     16,335     7.7%      $  326,700
 2008 ...........         1     11,100     5.2%      $  141,525
 2009 ...........         0          0     0.0%      $        0
 2010 ...........         1     32,610    15.4%      $  619,590
 2011 ...........         2     37,408    17.6%      $  725,189
 2012 ...........         2     77,615    36.6%      $1,656,606
----------------------------------------------------------------
 TOTAL ..........        11    211,962   100.0%      $3,785,233
----------------------------------------------------------------

---------------------------------------------------------------------------------------
                    % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
         YEAR       EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------

 Vacant .........    NAP            17,532     8.3%               NAP       NAP
 2004 ...........   4.5%            26,610    12.6%        $  172,045      4.5%
 2005 ...........   2.2%            33,775    15.9%        $  256,362      6.8%
 2006 ...........   1.6%            36,894    17.4%        $  315,623      8.3%
 2007 ...........   8.6%            53,229    25.1%        $  642,323     17.0%
 2008 ...........   3.7%            64,329    30.3%        $  783,848     20.7%
 2009 ...........   0.0%            64,329    30.3%        $  783,848     20.7%
 2010 ...........  16.4%            96,939    45.7%        $1,403,438     37.1%
 2011 ...........  19.2%           134,347    63.4%        $2,128,627     56.2%
 2012 ...........  43.8%           211,962   100.0%        $3,785,233    100.0%
---------------------------------------------------------------------------------------
 TOTAL .......... 100.0%
---------------------------------------------------------------------------------------

THE MARKET(3). The subject buildings are located in Secaucus, NJ in the
Meadowlands submarket of northern New Jersey, which has a population of 3.3 million in a 5 county area and an average household income of $88,755. The property is located on Meadowlands Parkway at its intersection with American
Way. The subject buildings are located in a predominately office and light industrial/distribution area of the Meadowlands. Local area accessibility is considered to be excellent, although heavily trafficked. The subject buildings have convenient access to major roadways and nearby access to Route 3 and
Interstate 95. In addition to the existing transportation infrastructure that serves Hudson County, there are major mass transportation projects underway within the MSA that will further enhance the MSA's mass transportation system.
The Secaucus Transfer station opened in 2003 connecting ten of NJ Transit's commuter rail lines to each other and Manhattan.

The Meadowlands District contains over seven million square feet of office space and approximately 94 million square feet of industrial space. Overall vacancy rates for this seven million square feet of office product is 25.6% with asking rents at $25.34/SF. Secaucus is closely tied with the Meadowlands

(1)  Lease start and lease end dates represents the largest occupied space for those tenants with multiple leases within the 150 & 200 Meadowlands Parkway
     Properties.

(2)  Information obtained from Borrower provided rent roll as of 7/31/04.

(3)  Certain information from the third-party appraisal dated 5/14/04 may rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

district economy, which has slowed considerably in the 1990's due to a lack of developable land. The focal point of the Meadowlands District is the Meadowlands
Sports Complex located along Route 3 in East Rutherford. This complex houses the
Meadowlands Racetrack, Giants Stadium and Continental Airlines Arena.

The submarket contains 3.25 MSF of office inventory. Leasing activity has been strong recently, as the vacancy rate fell from 12.8% in the first quarter of
2003 to 9.6% in the first quarter of 2004. Average rental rates for 1Q04 are
$24.01, up from $23.58 one year earlier.

ESCROWS. The following escrow/reserve accounts have been established with respect to the 150 & 200 Meadowlands Parkway Loan:

--------------------------------------------------------------------------------
                            ESCROWS / RESERVES
                ----------------------------------------
                TYPE:            INITIAL         MONTHLY
--------------------------------------------------------------------------------

  Replacement Reserves .........   $0             $1,766.33
  TI/LC.........................   $0             $8,333.33
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The subject property is self-managed by an affiliated company of the borrowing entity, Willett Companies LLC.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

JEFFERSON COMMONS
-----------------

                      [JEFFERSON COMMONS PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                 Tampa, FL
Property Type                                                       Multifamily
Size (Beds)                                                               1,002
Percentage Occupancy as of June 25, 2004                                  94.3%
Year Built                                                                 2000
Appraised Value                                                     $30,300,000
Underwritten Occupancy                                                    94.9%
Underwritten Revenues                                                $5,096,230
Underwritten Total Expenses                                          $2,841,613
Underwritten Net Operating Income (NOI)                              $2,254,617
Underwritten Net Cash Flow (NCF)                                     $2,129,367
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                        JPMorgan Chase Bank
Origination Date                                                      6/30/2004
Cut-off Date Principal Balance                                      $23,900,000
Cut-off Date Loan Balance Per Bed                                    $23,852.30
Percentage of Initial Mortgage Pool Balance                                2.1%
Number of Mortgage Loans                                                      1
Type of Security (fee/leasehold)                                            Fee
Mortgage Rate                                                            5.480%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           24
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         360
Lockbox                                                                 Hard(1)
Cut-off Date LTV Ratio                                                    78.9%
LTV Ratio at Maturity or ARD                                              75.7%
Underwritten DSCR on NOI                                                  1.39x
Underwritten DSCR on NCF                                                  1.31x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a property account under the control of the lender into which all rents, revenues, and receipts from the Jefferson
     Commons Property are required to be deposited. The property account banks have an obligation to transfer all collected and available balances from the property account to the lockbox account to be held until disbursed by lender. On each payment date, provided no event of default is continuing, any funds remaining after payment of debt service, reserves, lockbox fees and other amounts due under the loan agreement are disbursed to the mezzanine lender; provided, however, so long as no event of default is continuing and there are sufficient funds on deposit in the lockbox account to pay debt service, reserves, lockbox fees and other amounts due under the loan agreement on the immediately succeeding payment date ("Required
     Funds"), lender shall disbursed to the mezzanine lender any amounts on deposit in the lockbox account in excess of such Required Funds on the 20th day of each calendar month.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

                         [JEFFERSON COMMONS MAP OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Jefferson Commons Apartments Loan") is secured by a first mortgage on a student housing apartment property located in Tampa,
Florida (the "Jefferson Commons Apartments Property"). The Jefferson Common
Apartments Loan represents 2.1% of the initial mortgage pool balance and 8.9% of the initial pool balance of loan group 2. The Jefferson Commons Apartments Loan was originated on June 30, 2004, and has a principal balance as of the cut-off date of approximately $23,900,000.

THE BORROWER. The borrower is Jefferson Commons -- Tampa Limited Partnership, a
special purpose entity. The sponsor of the loan is JPI Investment Company, L.P.
("JPIIC"). JPIIC is an experienced, fully integrated real estate firm headquartered in Irving, Texas that specializes in the acquisition, development, construction and management of residential communities. JPIIC is one of the largest developers of luxury multifamily properties in the US, and currently has over 24,000 units under management. JPIIC was a subsidiary of Southland
Financial until the early 1990's when Hunt Realty invested in the partnership with the current management team.

THE PROPERTY. The Jefferson Commons Apartments Property consists of 22 three-story garden-style student-housing apartment buildings containing 336 fully furnished apartment units. The Jefferson Commons Apartments contains a total of 1,002 beds with a weighted average monthly bed rent of approximately
$449. As of August 20, 2004, property management has indicated that the property is reportedly 93.4% leased for the 2004/2005 school year. Each apartment rents by the bed on an 12-month lease (equal payments over 12 months) with parental guarantees for both rent payments and damage.

The Jefferson Commons Apartments Property is located in Tampa, Florida approximately 1 mile from the University of South Florida Campus ("USF"). The
Jefferson Commons Apartments Property has historically been approximately 95.0%
leased to students attending the USF. Amenities at the property include a pool, fitness center, basketball court, volleyball court, tennis courts, BBQ grill and clubhouse. Transportation to the USF campus is provided by a campus bus service.
The Jefferson Commons Apartments Property was developed in 2000 by JPI
Investment Company, L.P. ("JPIIC").

The following table presents certain information relating to the unit configuration of Jefferson Commons Apartments:

----------------------------------------------------------------------------------------------------------------
                                            MULTIFAMILY INFORMATION
----------------------------------------------------------------------------------------------------------------
                                             AVERAGE UNIT      NET RENTABLE          % OF        AVERAGE MONTHLY
        UNIT MIX             NO. OF BEDS     SQUARE FEET            SF          TOTAL UNITS     ASKING RENT/BED
----------------------------------------------------------------------------------------------------------------

 1BR/1BA ...............        30              477              14,310         8.9%           $724
 2BR/2BA ...............        180             759              68,310        26.8%           $489
 3BR/2BA ...............        216             988              71,136        21.4%           $450
 4BR/2/4BA .............        576            1,235            177,780        42.9%           $422
----------------------------------------------------------------------------------------------------------------
 AVERAGE/TOTAL .........       1,002            987             331,536         100%           $449
----------------------------------------------------------------------------------------------------------------

THE MARKET(1). The Jefferson Commons Apartments Property is located in Tampa,
Florida approximately 1 mile from the USF campus and 8 miles from downtown
Tampa. The property is located along 138th Avenue, an east-west arterial that serves the northeast portion of Tampa. The USF campus can be accessed by traveling west on 138th Avenue and then south on Bruce B. Downs Blvd. Interstate
275 is the major regional freeway servicing the area and can be accessed approximately three miles west of the subject. The property is within five minutes of the USF campus via campus bus service. Within two miles of the subject are several shopping centers that provide a variety of amenities including a grocery store, post office and numerous restaurants and retail shops. Fall 2003 enrollment at USF was 34,198 students. On average enrollment has increased 3.13% between 1997 and 2003. On-campus housing is limited to 14 dormitories (3,800 beds) that houses 13% of the student population, providing demand for the off-campus student housing market. The overall occupancy for the
USF student housing apartment market was approximately 93% as of the first quarter of 2004. The appraisal cites five comparable properties (3,388 beds)
with an average occupancy rate of 93%. Rental rates for the subject's submarket increased from an average of $632 in first quarter 2003 to $664 in the first quarter of 2004 (a 5.1% increase). New construction in the area includes two new student housing properties (1,088 beds). These properties will be direct competitors to the subject although they do not generally offer the same quality or level of amenities offered by the subject.

---------------------
(1)  Certain information from the third party appraisal dated 5/13/2004 may rely upon many assumptions and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Jefferson Commons Apartments Loan:

--------------------------------------------------
                 ESCROWS/RESERVES
                 ----------------
 TYPE:                       INITIAL       MONTHLY
--------------------------------------------------

  Taxes ...............    $425,387      $44,778
  CapEx ...............    $      0      $10,438
  Engineering .........    $ 22,500      $     0
--------------------------------------------------

PROPERTY MANAGEMENT: The property manager of Jefferson Commons Apartments is JPI
Apartment Management L.P. which manages approximately 148 properties throughout the United States. The property manager is affiliated with the borrower.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
Inc. (collectively, the Underwriters) is soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

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